                                                                   Exhibit 10.25

                                                                       EXECUTION

                                    SUBLEASE

     THIS SUBLEASE AGREEMENT ("Sublease") is made as of the 23rd day of July, 2004, by and between Transkaryotic Therapies, Inc. (hereinafter called "Sublandlord"), a Delaware corporation, and Altus Pharmaceuticals Inc. (hereinafter called "Subtenant"), a Delaware corporation.

                                    RECITALS:

     A. Pursuant to a Lease dated as of November 28, 1993, as amended by a First Amendment to Lease dated as of April 13, 1998 and a Second Amendment to Lease dated as of December 23, 2002 (hereinafter called the "Prime Lease"), Sublandlord, as tenant, leased from Benjamin L. Wilson, Jr., t/u/w Edward S. Stimpson, t/u/w Harry F. Stimpson and Harry F. Stimpson, Jr., as landlord (hereinafter called "Prime Landlord"), certain premises consisting of approximately 48,000 rentable square feet, together with all rights appurtenant thereto, including without limitation, such parking as is provided thereunder (hereinafter, the "Leased Premises"), located at 195 Albany Street, Cambridge, Middlesex County, Massachusetts (the "Building"), all as more particularly described in the Prime Lease.

     B. Sublandlord and Subtenant have agreed that Sublandlord will sublet to Subtenant the portion of the 1st floor of the Leased Premises shown on Exhibit A attached hereto (hereinafter, the "Subleased Premises") containing approximately 16,000 rentable square feet.

     C. Sublandlord and Subtenant hereby execute and deliver this Sublease subject to the condition precedent of Sublandlord's obtaining the Prime Landlord's written consent hereto.

     D. Capitalized terms defined in the Prime Lease and not otherwise defined herein shall have the same meanings as the Prime Lease.

                                   AGREEMENTS:

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and for the mutual covenants contained herein, the parties agree as follows.

1. Lease; Term; Early Access. Sublandlord hereby leases to Subtenant, and Subtenant hereby leases from Sublandlord, the Subleased Premises, for a term (the "Sublease Term") commencing on the date upon which Prime Landlord delivers its written consent to this Sublease in the form required in
     Section 22 below to Subtenant (the "Commencement Date"), and expiring on December 31, 2008 (the "Expiration Date"). Notwithstanding the foregoing, Subtenant shall have access to the Subleased Premises for preparations for occupancy, from and after the date of this Sublease, provided that in no event shall such preparations require Prime Landlord's consent.

     The "Occupancy Date" shall be the date which is the earlier to occur of (i) September 15, 2004, or (ii) the date of substantial completion of Subtenant's Work, as defined below, but in no event shall such date be earlier than the Commencement Date. Notwithstanding


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     the foregoing, in the event that Prime Landlord has not delivered its written consent to this Sublease in the form required in Section 22 below by July 1, 2004, then the Occupancy Date shall be one day later for each day beyond July 1, 2004 that such consent is not delivered to Subtenant.

2. Condition of the Subleased Premises. Other than Sublandlord's obligation to deliver possession of the Sublease Premises in "broom clean" condition, free of all occupants on the Occupancy Date, the Subleased Premises are leased to Subtenant in their condition on the date hereof. Sublandlord has made no representations, warranties or promises with respect to the Subleased Premises or the suitability thereof for the uses contemplated by this Sublease. Subtenant agrees to accept possession of the Subleased Premises on the Commencement Date "as is," in their same condition as on the date hereof.

3. Subtenant's Work; Allowance. Subtenant shall have the right to make certain improvements in and around the Subleased Premises, as more particularly described in Exhibit B hereto ("Subtenant's Work") and Sublandlord hereby approves the same. Subtenant shall (i) hire the Richmond Group or another contractor to perform Subtenant's Work, provided that Sublandlord shall have the right to approve Subtenant's choice of contractor if other than the Richmond Group, which approval shall not be. unreasonably withheld, and subject to the terms of the Prime Lease, and (ii) be responsible for all architectural plans, construction drawings and design specifications (the "Plans"), provided that Prime Landlord and Sublandlord shall have the right to approve the Plans, in accordance with the terms of the Prime Lease. Sublandlord shall cooperate with Subtenant in obtaining all permits and approvals as are necessary for the Subtenant's Work, including joining such applications as are necessary for the Subtenant's Work. Subtenant shall complete Subtenant's Work at its sole cost and expense, subject to reimbursement of the Allowance as provided below, and in accordance with the requirements of the Prime Lease. Sublandlord shall have the reasonable right to approve items to be reimbursed by Sublandlord. Sublandlord shall reimburse Subtenant for the actual cost of Subtenant's Work, up to Three Hundred Eighty-Five Thousand and 00/100 ($385,000.00) Dollars (the "Allowance"). Sublandlord shall pay the Allowance to Subtenant within ten
     (10) business days after Sublandlord's receipt of written notice from Subtenant, accompanied by a certificate of substantial completion from Subtenant's architect and a certificate of occupancy from the City of Cambridge, confirming that Subtenant has achieved substantial completion of Subtenant's Work (the "Completion Notice"). The Completion Notice shall include the itemized cost of Subtenant's Work. Subtenant shall be solely responsible for all costs related to Subtenant's Work in excess of the Allowance. Subtenant shall be solely responsible for removing any alterations installed by Subtenant (other than the Subtenant's Work) upon the expiration or earlier termination of this Sublease, to the extent that such removal is required by Prime Landlord under the Prime Lease. Sublandlord agrees that it shall not require Subtenant to remove any of Subtenant's Work at the expiration or earlier termination of the Sublease.

4. Rent. The annual base rent per year (the "Base Rent"), drawn on a U.S. bank, payable in advance in equal monthly installments, commencing on the date which is sixty (60) days after the Occupancy Date (the "Rent Commencement Date"), and thereafter on the first


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     day of each calendar month in advance, prorated for any partial month at the beginning or end of the Sublease Term, shall be paid as follows:

                                    Annual Rental Rate   Monthly Rent
                                    ------------------   ------------
Rent Commencement Date - 12/31/08      $400,000.00        $33,333.33

     Rent and all other charges due hereunder shall be payable without demand, notice, set-off, or counterclaim at Sublandlord's address set forth below or at such other place as may be set forth by notice from Sublandlord to Subtenant. Any installment of rent due or accruing hereunder and any other sum, whether termed rent or otherwise, and payable hereunder by Subtenant to Sublandlord, not paid within five (5) days from the date when due, shall bear interest from the due date at a rate equal to the prime rate published by the Wall Street Journal from time to time plus four percent (4%).

5. Additional Rent. Subtenant agrees to pay to Sublandlord, commencing on the Occupancy Date, its pro rata share, which is agreed to be 33.33%, hereafter "Subtenant's Pro Rata Share", of any and all additional rent payable by Sublandlord under the Prime Lease during the Sublease Term (exclusive of utilities addressed under Section 6 below), including, without limitation, interior maintenance, whether paid directly by Sublandlord, as permitted under Section 3.3 of the Prime Lease, or by Sublandlord to Prime Landlord. Notwithstanding the fact that the same as deemed additional rent under the Prime Lease, Subtenant shall not be responsible for (i) late fees, holdover payments, default damages, or interest due under the Prime Lease which relate to the acts or omissions of Sublandlord under the Prime Lease, (ii) costs of maintenance, repair or replacement of portions of the Premises (other than the Subleased Premises), (iii) costs of maintaining the Building in compliance with laws, (iv) costs of indemnifying Prime Landlord for acts of Sublandlord, (iv) share of any profit made by Sublandlord on another sublease, (v) costs of Sublandlord's insurance other than the insurance required under Sections 6.2(a) of the Prime Lease, (vi) costs incurred in restoring the building after a casualty, (vii) costs of Prime Landlord obtaining any insurance which Sublandlord fails to obtain, (viii) costs of Prime Landlord performing any obligation under the Prime Lease which Sublandlord failed to perform, and (ix) attorney's fees charged by Prime Landlord in connection with enforcement of the Prime Lease against Sublandlord (except to the extent that such enforcement is occasioned by the default of Subtenant hereunder). Subtenant acknowledges that Subtenant is responsible for the provision of security, janitorial and trash removal services to the Subleased Premises.

6. Utilities. Subtenant hereby acknowledges that the Leased Premises are currently vacant, and that Subtenant initially shall be the sole occupant of the Leased Premises under the terms of this Sublease. Accordingly, commencing on the Occupancy Date, Subtenant shall pay to Sublandlord, as additional rent, the amount which is the sum of:

          (i) the "Variable Utility Cost" defined as the difference between (a) $9,064.00 (the average monthly utility cost incurred by Sublandlord for the Leased Premises in their vacant condition, hereinafter the "Base Utility Cost"), and (b) the actual monthly utility cost incurred by Sublandlord for the Leased Premises, including, without limitation,


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     electricity, gas and water and sewer, whether paid directly by Sublandlord, as permitted under Section 3.3 of the Prime Lease, or by Sublandlord to Prime Landlord; and

          (ii) $3,021.00 (Subtenant's Pro Rata Share of the Base Utility Cost).

     ; provided, however, as additional space in the Leased Premises is leased to other subtenants or occupied by anyone other than Subtenant, Subtenant, shall pay to Sublandlord, as additional rent, the sum of (i) its proportionate share (on a pro rata square foot basis based on the total square footage then leased and/or occupied) of the Variable Utility Cost, and (ii) the amount set forth in Section 6(ii). Commencing on the first month after the Leased Premises is ninety-five percent (95%) occupied, Subtenant shall pay Subtenant's Pro Rata Share of all utility costs incurred by Sublandlord for the Leased Premises. This provision shall apply in the event any conflicting provision of the Prime Lease is incorporated herein.

7.   Parking. Subtenant shall have the non-exclusive right to use thirty-two
     (32) parking spaces in the lot immediately adjacent to the Building at no additional cost. In addition, Subtenant shall have the temporary right to use any additional parking spaces located in the same lot, at no additional charge, which right shall be revocable at any time by Sublandlord, in its sole discretion, upon written notice to Subtenant.

8. Building Systems and Equipment. Subtenant shall have the exclusive use of the House Ro/DI, the PH Neutralization System and House Compressed Air systems servicing the Subleased Premises (collectively, the "Systems"). In addition, Subtenant shall have exclusive use of one of the back-up generators on the roof of the Building. If Sublandlord subleases space in the Building to another subtenant, Sublandlord reserves the right to review the exclusivity granted to Subtenant for the use of any System, and to make the Systems available to other subtenants, provided that sharing the System in question is feasible, and that any proposed changes do not materially adversely affect the use and cost of the System in question to Subtenant. Subtenant shall be responsible for the operation and maintenance of the Systems, provided however, that in the event the use of any such Systems are shared with another subtenant, such subtenant shall agree in writing for the benefit of Subtenant to pay to Subtenant within fifteen (15) days of invoice therefor its pro rata share of amounts incurred for the operation and maintenance of the Systems. Subtenant shall have use of, and access to, all areas of the Leased Premises as are necessary for access to the Systems, the back-up generator and the electrical room and boiler in the basement of the Building, and a corresponding reservation of such rights to Subtenant shall be included in any sublease document to the extent any areas containing such systems are subleased to another party.

9. Expansion. Sublandlord agrees to keep Subtenant informed as to the subleasing activity relating to the remaining available space in the Building. Sublandlord shall notify Subtenant orally or by email when lease proposals to other subtenants are issued and keep Subtenant apprised as lease proposal negotiations with other subtenants progress (provided that Sublandlord is not obligated to disclose to Subtenant the identity of any proposed subtenants or the business terms related thereto). No right of first refusal, right of first offer, or similar right is hereby granted.


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10.  Personal Property Taxes. Subtenant agrees to pay to local tax authorities and other governmental agencies throughout the term of this Sublease all personal property taxes which maybe levied against Subtenant's merchandise, trade fixtures and other personal property in and about the Subleased Premises.

11. Use. Subtenant shall use the Subleased Premises solely for the uses permitted under the Prime Lease.

12. Common Areas. Sublandlord and Subtenant hereby agree that Subtenant shall have the right, in common with others entitled thereto, to use the entrance lobby shown on Exhibit A (the "Entrance Lobby"). Subtenant shall have the right to place a sign containing its name and location in the Entrance Lobby and on the entrance to the Subleased Premises. Until such time as other portions of the Leased Premises are subleased to others, Subtenant shall have the right to (i) place personal property of a nature consistent with a reception area in the Entrance Lobby, and (ii) have a receptionist sit in the Entrance Lobby and direct visitors to the Subleased Premises. Sublandlord and Subtenant hereby agree to work cooperatively to facilitate the transition of the Leased Premises to use by multiple occupants, the first of whom is Subtenant. Accordingly, Sublandlord hereby reserves a right of access to and use of the common areas of the Leased Premises, including without limitation, the Entrance Lobby, the elevator lobby, and the elevator. Such reservation shall include Sublandlord's right to alter and improve those areas from time to time to facilitate multiple occupancy, and to grant to third parties non-exclusive rights therein. Sublandlord agrees to give Subtenant reasonable prior notice of any such alterations, and to use reasonable efforts to minimize any interruption of Subtenant's use of, or access to, the Subleased Premises occasioned thereby, provided that any such work may be undertaken during normal business hours, but in no event shall Sublandlord have the right to limit Subtenant's use of, or access to, the Subleased Premises, and the elevator shall be operational at all times. After notice that another subtenant will occupy a portion of the Leased Premises, Subtenant shall remove any personal property from the Entrance Lobby at Sublandlord's request and shall cooperate with Sublandlord's alterations and conversions of use of those areas for multiple occupancy as aforesaid. Sublandlord hereby grants Subtenant a right to use the loading docks serving the Subleased Premises subject to the remaining terms of this Section. Sublandlord, on its behalf and on behalf of any subtenant, assignee or other party claiming by, through or under Sublandlord, hereby reserves a right of access to the loading dock on the first floor of the Building via the freight elevator and the corridor between the loading dock and the freight elevator throughout the term of this Sublease (the "Loading Dock Rights"), upon reasonable prior notice to Subtenant provided that (i) such party requests such access during regular business hours, (ii) such party complies with Subtenant's reasonable safety and security requirements, and (iii) such party agrees in writing to indemnify, defend and hold harmless Subtenant, its officers, directors and employees for any liability, claim, damage, cost or loss (including reasonable fees of legal counsel) arising in whole, or in part out of, or in any manner connected with any injury, loss, theft or damage to any person or property while exercising the Loading Dock Rights. Subtenant shall have the right in common with others entitled thereto to use the Common Areas as defined in the Prime Lease.


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13.  Prime Lease Terms and Conditions. The terms and conditions of the Prime
     Lease are hereby incorporated by reference and made a part hereof, meaning that, as applicable, references to "Tenant" therein shall be deemed to be "Subtenant" hereunder, references to "Landlord" therein shall be deemed to be "Sublandlord" hereunder, references to "Premises" therein shall be deemed to "Subleased Premises" and such other terms and conditions shall be deemed modified as may be appropriate in the given context or to the extent inconsistent with the other provisions of this Sublease, provided (i) Prime Landlord shall continue to have all rights set forth in the Prime Lease (notwithstanding the fact that Sublandlord shall also have the same rights under this Sublease), and (ii) Sublandlord shall not be deemed to have assumed any of the obligations of Prime Landlord as a result of the incorporation of the Prime Lease. Sections 3.3 through 3.9 of the Prime Lease are incorporated herein but Subtenant shall only be responsible for Subtenant's Pro Rata Share of the amounts due thereunder. Notwithstanding the foregoing, the following terms of the Prime Lease shall not be incorporated herein: the second sentence of Section 4.1; Section 4.7;
     Section 6.2(a); the obligation under Section 6.2(b) to obtain contractual liability endorsements as to losses resulting from the failure of Subtenant to perform and discharge its covenants and obligations under the Sublease;
     Section 7.1; Section 10.3 (except as to notices to Prime Landlord); Section 10.5; Section 10.10; and Section 10.14. This Sublease and all of its terms, covenants, representations, warranties, agreements and conditions are in all respects subject and subordinate to the Prime Lease. Subtenant agrees that in no event shall Prime Landlord be (a) liable for any act or omission of Sublandlord; (b) liable for the return of any security deposit unless Prime Landlord is holding the same; (c) subject to any offsets or defenses which Subtenant may have against Sublandlord; or (d) bound by any rent or additional rent which Subtenant may have prepaid for more than the current month. Sublandlord shall use reasonable efforts to enforce the obligations of the Prime Landlord under the Prime Lease, provided that Sublandlord shall not be obligated to commence litigation to do so.

14. Subtenant Obligations Under Prime Lease. To the extent incorporated herein and not otherwise modified herein, Subtenant agrees to perform, fulfill, and observe, and shall have the benefit of, all of the covenants, agreements, obligations, conditions, terms and provisions imposed upon, or provided to, Sublandlord as Tenant of the Subleased Premises under the Prime Lease arising from and after the Commencement Date. Notwithstanding the foregoing, Subtenant shall not be obligated to (i) pay the rent and additional rent (except Subtenant's Pro Rata Share thereof as provided above) to be paid by Sublandlord under the Prime Lease, (ii) cure any default of Sublandlord under the Prime Lease, (iii) perform any obligation of Sublandlord under the Prime Lease which arose prior to the Commencement Date and Sublandlord failed to perform, (iv) repair any damage to the Subleased Premises caused by Sublandlord, (v) remove any alterations or additions installed within the Subleased Premises by Sublandlord, (vi) indemnify Sublandlord or Landlord with respect to any act, omission, negligence or willful misconduct of Sublandlord, its agents employees or contractors, or (vii) discharge any liens on the Subleased Premises or the Building which arise out of any work performed, or claimed to be performed, by or at the direction of Sublandlord. Subtenant agrees to indemnify and hold Sublandlord harmless from and against any and all claims, liabilities, losses and damages of any kind whatsoever (including, without limitation, attorneys' fees and expenses) which Sublandlord may incur by reason of Subtenant's failure to perform,


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     fulfill or observe any of the covenants or agreements set forth herein or the applicable provisions set forth in the Prime Lease as incorporated herein. Sublandlord agrees to indemnify and hold Subtenant harmless from and against any and all claims, liabilities, losses and damages of any kind whatsoever (including, without limitation, attorneys fees and expenses) which Subtenant may incur (i) by reason of Sublandlord's failure to pay rent or additional rent when due under the Prime Lease, or any other default by Sublandlord (or any of its successors, assigns or sublessees) under the Prime Lease or which Subtenant may incur by reason of Sublandlord' s failure to perform, fulfill or observe any of the covenants or agreements set forth herein, provided that Subtenant has timely paid to Sublandlord rent when due hereunder, and (ii) arising out of, or related to the Tanks (as defined in Section 6.1 of the Prime Lease) but only to the extent of indemnification actually received by Sublandlord from Prime Landlord under the Prime Lease. The indemnification obligations of each party shall survive the termination or expiration of this Sublease.

15. Termination. This Sublease shall terminate upon the termination of the Prime Lease for any reason whatsoever, without any liability therefor on the part of either party to the other (except as expressly set forth in Section 14 above), with the same force and effect as if the date of such termination had been provided expressly in this Sublease as the Expiration Date. Sublandlord agrees not to voluntarily terminate the Prime Lease without the consent of Subtenant which may be withheld in its reasonable discretion, except in the event of a termination by Sublandlord in accordance with the provisions of Article VII of the Prime Lease (Casualty and Eminent Domain), which rights of termination Sublandlord may exercise in its sole and absolute discretion.

16. Compliance with Law. Subtenant shall comply with all statutes, ordinances, rules, orders, regulations or requirements, including environmental regulations applicable to its particular use of the Subleased Premises, and shall obtain all government permits and approvals required in connection with Subtenant's activities in the Subleased Premises. Nothing contained herein or any provision of the Prime Lease incorporated herein shall be deemed to impose any obligation on the Subtenant to bring the Sublease Premises or any other area of the Building into compliance with statutes, ordinances, rules, orders, regulations or requirements with which the same do not comply as of the date of this Sublease.

17. Insurance. Prior to the Commencement Date, and at least twenty (20) days prior to the expiration thereof during the Sublease Term, Subtenant shall provide to Sublandlord certificates which evidence the insurance coverages required under the Prime Lease, which insurance shall name both Prime Landlord and Sublandlord as additional insureds thereunder.

18. Holding Over. If Subtenant remains on the Subleased Premises after the Expiration Date or after any earlier termination provided for herein, then such holding over shall not be deemed to extend or renew the term of this Sublease or to create any tenancy at will, but such holding over shall be as a tenancy-at-sufferance only subject to all the terms and provisions of this Sublease; provided, however, Subtenant shall be liable for two hundred percent (200%) of all rent and other charges related to occupancy of the Subleased


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     Premises pro rated at a daily rate during such holdover. In addition,
     Subtenant shall indemnify and hold harmless Sublandlord from and against all liability, damages, losses and claims (including, without limitation, attorneys' fees and expenses) incurred by Sublandlord in connection with the holding over of Subtenant, including, without limitation, any liability of Sublandlord to Prime Landlord under the Prime Lease. Notwithstanding the foregoing, Sublandlord may, at its option, regain possession of the Subleased Premises or any part thereof by any and all means available to Sublandlord under this Sublease, the Prime Lease, or at law.

19. Brokerage Representations. Sublandlord and Subtenant each represent that it has not dealt with any broker in connection with this Sublease except Meredith & Grew and CRESA Partners (the "Brokers"). Each party hereby agrees to defend, indemnify and hold harmless the other party from and against any loss, cost or expense (including reasonable attorneys fees) incurred as a result of its breach of the foregoing representation. Sublandlord shall pay all fees due to the Brokers in connection with the Subleased Premises.

20. Security Deposit. Subtenant agrees to deliver to Sublandlord, upon the execution and delivery of this Sublease, a security deposit in the amount of One Hundred Sixty-Six Thousand Six Hundred Sixty-Seven and 00/100 ($166,667.00) Dollars in the form of cash or an irrevocable, unconditional, absolutely "clean" letter of credit, in the face amount equal to the security deposit, running to Sublandlord as the sole beneficiary, which letter of credit shall in all ways be satisfactory to Sublandlord in its reasonable discretion (the "Letter of Credit").

     If Subtenant elects to deliver the security deposit in the form of a letter of credit, the Letter of Credit shall have a stated duration of and shall be effective for at least one (1) year with provision for automatic successive annual one-year extensions during the Sublease Term. Subtenant shall keep the Letter of Credit in force throughout the Sublease Term. Subtenant shall deliver to Sublandlord a renewal Letter of Credit no later than thirty (30) days prior to the expiration date of any Letter of Credit issued under this paragraph, and if Subtenant fails to do so, Sublandlord may draw the entire amount of the expiring Letter of Credit and hold the proceeds in cash as the Security Deposit. Any cash security deposit shall not be held by Sublandlord in a separate interest bearing account nor shall interest accrue or be payable thereon. The Letter of Credit shall be issued by a financially sound major regional or national financial institution satisfactory to and approved by Sublandlord in its reasonable discretion. If the issuer of the Letter of Credit shall admit in writing its inability to pay its debts generally as they become due, shall file a petition in bankruptcy or a petition to take advantage of any insolvency act, shall consent to the appointment of a receiver or conservator of itself or the whole or any substantial part of its property, shall file a petition or answer seeking reorganization or arrangement under the United States Bankruptcy Code, shall have a receiver or conservator appointed or shall become subject to operational supervision by any Federal or State regulatory authority, then Subtenant within thirty (30) days after written demand by Sublandlord shall obtain a replacement Letter of Credit from another financial institution satisfactory to Sublandlord, in its reasonable judgment.


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     The security deposit is given as security for the faithful performance by
     Subtenant of all the terms, covenants and conditions of this Sublease to be kept and performed by Subtenant, and not as an advance rental deposit or as a measure of Sublandlord's damage in case of Subtenant's default. If Subtenant defaults after the expiration of any applicable grace periods, Sublandlord may draw upon the security deposit in whole or in part for the payment of any rent and/or any other sum in default, and/or for the payment of any amount which Sublandlord may spend or become obligated to spend by reason of such default, and/or to compensate Sublandlord for any other loss or amount which Sublandlord may suffer by reason of Subtenant's default to which Sublandlord may be entitled under this Sublease. If any portion is so used, Subtenant shall within five (5) business days after written demand therefor, increase the security deposit to the amount required hereunder, and Subtenant's failure to do so shall be deemed to be a default under this Sublease. Sublandlord shall not be required to indemnify itself from the security deposit, or any portion therefore with respect to any particular violation or default of the Subtenant, and the appropriation of such money from the security deposit shall be discretionary with Sublandlord.

21. Assignment and Subletting. Subtenant shall not assign this Sublease or sublease all or part of the Subleased Premises without the prior written consent of Sublandlord, which consent shall not be unreasonably withheld or delayed, and the prior written consent of Prime Landlord, as provided in the Prime Lease. It is agreed that as between Sublandlord and Subtenant, the phrase "transfer in control" as contained in Section 5.5(a) of the Prime Lease shall mean a transfer of more than 50% of the stock interests in Subtenant.

22. Prime Landlord's Consent Contingency. This Sublease is conditioned upon obtaining Prime Landlord's written consent to this Sublease by August 1, 2004. Sublandlord agrees to diligently pursue Prime Landlord's written consent to this Sublease promptly after execution of this Sublease. In the event Prime Landlord's consent, in form satisfying the foregoing conditions, to the extent not waived by Subtenant, is not delivered to Subtenant by August 1, 2004, either party shall have the right to rescind its execution of this Sublease by written notice to the other party, and upon receipt of such notice, this Sublease shall terminate and all sums paid by Subtenant hereunder shall be immediately returned to Subtenant.

23. Notices. Any notice required or permitted hereunder shall be deemed to have been given when deposited with the U.S. Mail (certified mail, postage prepaid, return receipt requested), when deposited with a recognized overnight courier, or when delivered in hand by a direct courier who obtains a receipt for such delivery. Such notices shall be sent to the following addresses:

     If to Sublandlord:   Transkaryotic Therapies, Inc.
                          700 Main Street
                          Cambridge, Massachusetts 02139
                          Attention: General Counsel

     With a copy to:      Wilmer Cutler Pickering Hale and Dorr LLP
                          60 State Street

                          Boston, Massachusetts 02109
                          Attention: Katharine E. Bachman, Esq.

     If to Subtenant:     Altus Pharmaceuticals Inc.
                          195 Albany Street
                          Cambridge, Massachusetts 02139
                          Attention: Mr. Richard Forrest

     With a copy to:      Torpy & Garner, LLC
                          One Washington Mall, 15th floor
                          Boston, MA 02109
                          Attention: Joseph R. Torpy, Esq.

     Any party may change its address for notice by notifying the other parties as aforesaid.

24. No Partnership. Sublandlord shall not be held to be a partner, joint venturer, or associate of Subtenant in the conduct of its business, it being expressly understood and agreed that the relationship between the parties hereto is and at all times shall remain that of Sublandlord and Subtenant.

25. Entire Agreement. All prior understandings and agreements between the parties are merged within this Sublease, which alone fully and completely sets forth the understanding of the parties, and this Sublease may not be changed or terminated orally or in any manner other than by an agreement in writing and signed by the party against whom enforcement of the change or termination is sought.

26. Binding Effect. The covenants and agreements herein contained shall bind and inure to the benefit of Sublandlord and Subtenant and their permitted successors and assigns.

27. Governing Law. The Sublease and all rights and remedies thereunder shall be governed by the law of the Commonwealth of Massachusetts.

28. Consequential Damages. Notwithstanding anything herein to the contrary, in no event shall Sublandlord or Subtenant be liable to the other hereunder for indirect or special damages (including, without limitation, damages for lost profits).

29. Casualty. In addition to the abatement rights provided under Section 7.3 of the Prime Lease as incorporated herein, in the event the Subleased Premises, access thereto or the Systems or any other systems serving the same are damaged or interrupted by fire or other casualty and such damage is not repaired and such interruption is not removed within 180 days from the date of such fire or other casualty, Subtenant shall have the right to terminate this Sublease by written notice to Sublandlord. Sublandlord acknowledges that it retains the obligations contained in Section 7.1 of the Prime Lease.

30. Materials License. Sublandlord shall, at its expense, take all action necessary to amend their Materials License #28-3701 to reflect the removal of 195 Albany Street from such license.

31. Sublandlord's Representations and Warranties. Sublandlord warrants and represents that:

          (i) the copy of the Prime Lease attached to this Sublease as Exhibit C is a complete and accurate copy of the Lease, which is in effect and has not been amended except as set forth in Exhibit C;

          (ii) To the best of Sublandlord's knowledge, Prime Landlord is not in default under the Prime Lease, nor has any event occurred which, after any applicable notice and/or the expiration of any grace period, shall constitute a default by Prime Landlord under the Prime Lease;

          (iii) To the best of Sublandlord's knowledge, Sublandlord is not in default under the Prime Lease, nor has any event occurred which, after any applicable notice and/or the expiration of any grace period, shall constitute a material default by Sublandlord under the Prime Lease; and

          (iv) All rent, additional rent and other charges due under the Prime Lease have been paid as billed or required in the normal course through June 30, 2004.

                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF the parties hereto set their hands and seals as of the day and year first above written.

                                        SUBLANDLORD:

                                        TRANSKARYOTIC THERAPIES, INC.


                                        By: /s/ Gregory Perry
                                            ------------------------------------
                                        Name: Gregory Perry
                                        Title: VP Finance & CFO


                                        SUBTENANT:

                                        ALTUS PHARMACEUTICALS INC.


                                        By: /s/ Jonathan Lieber
                                            ------------------------------------
                                        Name: Jonathan Lieber
                                        Title: VP Finance

                                    EXHIBIT A

                               SUBLEASED PREMISES

                               [INSERT FLOOR PLAN]

                                    EXHIBIT B

                                SUBTENANT'S WORK

                                    EXHIBIT C

                                   PRIME LEASE

                     LEASE BETWEEN BENJAMIN L. WILSON, JR.,
              T/U/W EDWARD S. STIMPSON, T/U/W HARRY F. STIMPSON AND
                             HARRY F. STIMPSON, JR.
                                   AS LANDLORD
                        AND TRANSKARYOTIC THERAPIES, INC.
                                    AS TENANT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I    Reference Data..............................................     1

   1.1       Subjects Referred To........................................     1
   1.2       Exhibits....................................................     3

ARTICLE II   Premises and Term...........................................     3

   2.1       Premises....................................................     3
   2.2       Term........................................................     5
   2.3       Option to Extend............................................     5
   2.4       Right to Negotiate Purchase of Premises and Adjacent
                Building.................................................     5
   2.5       Right to Negotiate Lease....................................     6

ARTICLE III  Rent........................................................     7

   3.1       Annual Fixed Rent...........................................     7
   3.2       Adjustments to Annual Fixed Rent............................     7
   3.3       Additional Rent.............................................     9
   3.4       Real Estate Taxes...........................................    10
   3.5       Betterment Assessments......................................    10
   3.6       Tax Fund Payments...........................................    11
   3.7       Insurance...................................................    11
   3.8       Utilities and Services......................................    11
   3.9       Additional Expenses.........................................    11
   3.10      Late Charge.................................................    12
   3.11      Net Lease...................................................    12
   3.12      No Offsets..................................................    12

ARTICLE IV   MAINTENANCE AND REPAIR, ALTERATIONS; SURRENDER; HOLDING
OVER.....................................................................    12

   4.1       Tenant's Maintenance and Repair.............................    12
   4.2       Landlord's Maintenance and Repair...........................    12
   4.3       Alterations.................................................    13
   4.4       Alterations Requirements....................................    13
   4.5       Entry by Landlord...........................................    14
   4.6       Surrender...................................................    14


                                       (i)

   4.7       Holding Over................................................    15

ARTICLE V    ADDITIONAL TENANT COVENANTS.................................    15

   5.1       Payment-and Performance.....................................    15
   5.2       Use.........................................................    15
   5.3       Compliance with Law.........................................    16
   5.4       Personal Property Taxes.....................................    16
   5.5       Assignment and Subletting...................................    16

ARTICLE VI   ARTICLE VI INDEMNITY AND INSURANCE..........................    17

   6.1       Indemnity...................................................    17
   6.2       Tenant's Insurance..........................................    18
   6.3       Tenant's Risk...............................................    20
   6.4       Subrogation.................................................    20

ARTICLE VII  CASUALTY AND EMINENT DOMAIN.................................    20

   7.1       Casualty During Term........................................    20
   7.2       Condemnation................................................    21
   7.3       Abatement of Rent...........................................    21
   7.4       Condemnation Award..........................................    21

ARTICLE VIII DEFAULT.....................................................    22

   8.1       Tenant's Default............................................    22
   8.2       Damages.....................................................    23
   8.3       Remedies Cumulative.........................................    23
   8.4       Landlord's Election.........................................    23
   8.5       Effect of Waivers of Default................................    24
   8.6       No Waiver...................................................    24
   8.7       No Accord and Satisfaction..................................    24
   8.8       Delivery of Keys............................................    24
   8.9       Attorneys' Fees.............................................    24

ARTICLE IX   MORTGAGEES' AND GROUND LESSORS' RIGHTS......................    24

   9.1       Superiority of Lease........................................    25
   9.2       Subordination...............................................    25
   9.3       Limitation on Tenant's Rights...............................    25
   9.4       Exercise of Mortgagee's Remedies............................    25
   9.5       Further Assurances..........................................    25
   9.6       No Prepaid Rent.............................................    26

ARTICLE X    MISCELLANEOUS...............................................    26

   10.1      Estoppel Certificates.......................................    26


                                      (ii)

   10.2      No Recordation..............................................    26
   10.3      Notices.....................................................    26
   10.4      Successors and Assigns......................................    27
   10.5      Limitation of Liability.....................................    27
   10.6      Covenants and Conditions....................................    27
   10.7      Severability................................................    27
   10.8      Quiet Enjoyment.............................................    27
   10.9      Entire Agreement............................................    27
   10.10     Brokers.....................................................    27
   10.11     Applicable Law and Construction.............................    28
   10.12     Time of Essence.............................................    28
   10.13     Authorization...............................................    28
   10.14     Security Deposit............................................    28


                                      (iii)

     THIS LEASE is made and entered into as of the 28th day of November, 1993 by and between Benjamin L. Wilson, Jr.; Margaret W. Stimpson, Edward S. Stimpson, III, Harry F. Stimpson, III, and Nicholas U. Sommerfeld, trustees under the will of Edward S. Stimpson; Harry F. Stimpson, III, trustee under the will of Harry
F. Stimpson; and Harry F. Stimpson, Jr.; as tenants in common (collectively, the "Landlord"), and TRANSKARYOTIC THERAPIES, INC., a Delaware corporation ("Tenant").

     In consideration of the mutual covenants herein set forth, Landlord and Tenant do hereby agree to the terms and conditions set forth in this Lease.

                                    ARTICLE I

                                 Reference Data

     1.1 Subjects Referred To. Each reference in this Lease to any of the following shall be construed to incorporate the following data:

Annual Fixed Rent:         [Illegible], as that amount may be increased pursuant
                           to the terms of this Lease, which amount reflects the
                           sum of (i) [Illegible] per square foot of Premises
                           located on the second floor of the Building and (ii)
                           [Illegible] per square foot of Premises located on
                           the first floor and lower level of the Building.

Building:                  The building known as and numbered 195 Albany Street,
                           Cambridge., Massachusetts

Common Area:               See Section 2.1.2

Extension Term:            Two (2) periods of five (5) years each as provided in
                           Section 2.3.

External Causes:           See Section 7.1

Initial Public Liability
Insurance Limits:          Bodily Injury:     $1,000,000
                           Property Damage:   $1,000,000
                           Umbrella Coverage: $5,000,000

Land: A parcel of land located at 195 Albany Street, Cambridge, Massachusetts, as more particularly described on Exhibit A attached hereto

Landlord's Address:        c/o Meredith &Grew, Incorporated
                           160 Federal Street
                           Boston, MA 02110-1701

Lease Commencement Date:   January 1, 1994

Lease Year:                Any period of one year during the Term commencing on
                           the Lease Commencement Date or on any anniversary
                           thereof.

Original Term:             Five (5) years starting on the Lease Commencement
                           Date and expiring on December 31, 1998, unless
                           extended pursuant to Section 2.3.

Permitted Uses:            See Section 5.2

Premises:                  (i) 16,000 square feet on the second floor of the
                           Building (the "Second Floor");

                           (ii) 16,000 square feet on each of the first floor
                           (the "First Floor") and lower level ("Lower Level") of the Building (total of 32,000 square feet on the First Floor and Lower Level);

                           (iii) 64 parking spaces in the parking lot located at the corner of Albany and Pacific Streets, Cambridge, Massachusetts; and

                           (iv) Access to and the periodic use of the Common
                           Areas, as defined in Section 2.1.2

Rent Commencement Date:    January 1, 1994

Tenant's Address:          195 Albany Street
                           Cambridge, MA 02139
                           Attn: Director of Operations

Term:                      The Original Term and any Extension Term as to which
                           Tenant properly exercises its option to extend as set forth in Section 2.3.

     1.2 Exhibits. The exhibits listed below are attached hereto and incorporated in this Lease by reference and are to be construed as a part of this Lease:

     Exhibit A - Legal Description of Land
     Exhibit B - Encumbrances
     Exhibit C - Equipment Remaining
     Exhibit D - Insurance

                                   ARTICLE II

                                Premises and Term

     2.1 Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, to have and to hold for the Term provided for by Section 2.2 below, subject to and with the benefit of the terms, covenants, conditions and provisions of this lease, the Premises. Tenant is currently in possession of the portion of the Premises located on the Second Floor of the Building under a sublease arrangement which terminates on the Lease Commencement Date and Tenant is fully aware of the existing conditions of the Premises and the Building and agrees to take the same on a strictly "as is" basis without warranty or representation express or implied and without any further obligation whatsoever on the part of Landlord with respect thereto except as follows:

     Landlord hereby represents and warrants to Tenant:

          (i) that it has good and clear record title to the Building free from all encumbrances other than those listed on Exhibit B attached hereto and that the execution of this Lease by the undersigned on behalf of the Landlord has been duly authorized and consented to by all required parties; and

          (ii) that the Landlord shall deliver the Premises to Tenant on January 1, 1994, free of all prior tenants and occupants thereof, including without limitation, all equipment and other personal property of such parties other than those items listed on Exhibit C attached hereto.

          2.1.1 Parking. Landlord. shall provide sixty-four (64) parking spaces for use by Tenant and Tenant's employees in the parking lot located on the corner of Albany Street and Pacific Street, Cambridge, Massachusetts currently consisting of one hundred sixteen (116) parking spaces (the "Parking Lot") at no additional cost to Tenant other than Annual Fixed Rent and additional rent. Landlord shall also grant Tenant a monthly license to use up to thirty-two (32) additional parking spaces (the "Additional Parking Spaces") for a fee equal to the then current fair market value for such parking spaces, which on the Commencement Date shall equal fifty dollars ($50) per space, payable monthly in advance. In the event Landlord requires use of any of the Additional Parking Spaces, Landlord shall provide Tenant with thirty (30) days advance written notice and Landlord shall thereafter be under no obligation to continue to license the Additional Parking Spaces to the Tenant. Tenant agrees that it and all persons claiming by, through and under it shall at times cooperate with the manager of the Parking Lot which

Landlord may designate from time to time, as to use of said Parking Lot and shall abide by the reasonable rules and regulations imposed on the use of the Parking Lot, from time to-time. Landlord shall have the right to designate, from time to time, and to change, from time to time, the designation of managers, parking spaces and total number of parking spaces within the Parking Lot. Tenant shall use the designated parking spaces only for parking of vehicles, which parking shall be available to Tenant at all hours.

          2.1.2 Common Areas. The term "Common Areas" is defined as all areas and facilities outside the Premises which Common Areas may be used in common by lessees of the Building and the building located at 185 Albany Street (the "Adjacent Building") and each of their employees and invitees, including, but not limited to, the entranceway, courtyard, lobby, emergency exits, driveway and corridors.

          Tenant, its employees and invitees agree to abide by and conform to the reasonable rules and regulations governing the Common Areas. Landlord or such other person(s) as Landlord may appoint shall have the exclusive control and management of the Common Areas and shall have the right to modify, amend and enforce said rules and regulations. Landlord shall not be responsible to Tenant for the non-compliance of said rules and regulations by other tenants or their invitees, but shall uniformly enforce all such rules and regulations against all such parties.

     Landlord shall have the right:

          (a) to make changes, at its sole cost and expense (unless otherwise properly allocable to the Tenant under the terms of this Lease), to the Building exterior and the Common Areas, including, without limitation, changes in the location, size, shape, number and appearance thereof, including, but not limited to, the lobbies, windows, stairways, air-shafts, elevators, driveways, entranceways, parking spaces, parking areas (but not off of the Parking Lot), loading and unloading areas, loading bays, trash areas, ingress, egress, decorative walls, signs, landscaped areas and walkways with reasonable notice to Tenant (except in the case of an emergency) provided, however, that any such relocation of Parking Spaces shall not be off of the Parking Lot or the Premises; and provided further that the implementation of such changes will not
(i) materially interfere with the Tenant's conduct of its business at the Premises; or (ii) alter the number of parking spaces leased to Tenant pursuant to the terms of this Lease; or (iii) materially alter the percentage of Tenant's share of operating and tax expenses applicable to the Parking Lot; provided that if such changes are made to the Parking Lot Tenant shall only be responsible for its share of operating and tax expenses prior to such change.

          (b) for maintenance, repair or construction purposes, to use or to close temporarily any of the Common Areas so long as reasonable access to the Premises remains available.

          2.1.3 Landlord's Reservations. Landlord reserves the right, from time to time, with reasonable notice to Tenant (except in the case of an emergency) and without unreasonable interference with Tenant's use to gain access to the Premises for any purpose permitted under this Lease as provided in Section 4.5 below.

     2.2 Term. The Term of this Lease shall begin on the Lease Commencement Date and continue for the Term, unless sooner terminated or extended as provided in this Lease.

     2.3 Option to Extend. Provided that (i) this Lease remains in full force and effect; (ii) Tenant is not in default hereunder beyond any applicable period of notice and grace, if any; and (iii) Tenant is in actual occupancy of at least thirty-three percent (33%) of the Premises, Tenant shall have the option, to be exercised as hereinafter provided, to extend the Original Term of this Lease for two (2) periods of five (5) years each following the expiration of the Original Term (each, an "Extension Term"). Each Extension Term shall be upon the same terms and conditions as provided in this Lease, except for the Annual Fixed Rent, which shall be determined in accordance with Section 3.2.1 below and except that Tenant shall have no further option to extend the Term. Tenant shall exercise this option to extend for an Extension Term by notifying Landlord in writing at least one year prior to the expiration of the Original Term or the first Extension Term, as the case may be. In the event Tenant does not exercise the first option to extend the Term there shall be no second option to extend.

     2.4 Right to Negotiate Purchase of Premises and Adjacent Building. Provided that (i) this Lease remains in full force and effect; (ii) Tenant is not in default hereunder beyond any applicable period of notice and grace, if any, and
(iii) Tenant is in actual occupancy of at least sixty-seven percent (67%) of the Premises, Tenant shall have the right to negotiate for the acquisition of the Premises, Land and Building and the Adjacent Building (the "Right to Negotiate") during the Original Term and the Extension Terms on the following terms and conditions. If Landlord determines to sell the Premises, Land and Building or any part thereof or the Adjacent Building, or any part thereof, at any time during the Original Term or the Extension Term, Landlord shall notify Tenant of the terms on which Landlord will be willing to sell after the expiration of time for performance by Massachusetts Institute of Technology (together with its successors and assigns, "MIT") under its right of first refusal with respect to the Adjacent Building and after first offering the Premises, Land and Building to MIT and MIT declining to so purchase the Premises, Land and Building. If Tenant, within fifteen (15) days after receipt of Landlord's notice, indicates in writing its desire to acquire the Premises, Land, Building or the Adjacent Building, or any part thereof, as the case may be, Landlord and Tenant shall, for a period of thirty (30) days after receipt of said notice, negotiate the necessary documentation regarding Tenant's agreement 'to so purchase the Premises, Land and Building or the Adjacent Building or such part thereof, as the case may be, subject to and in accordance with the principal terms stated in Landlord's notice. If written agreement is reached between Landlord and Tenant, Landlord shall sell and convey the Premises, Land and Building or the Adjacent Building or the part thereof, as the case may be, to Tenant on the terms in the signed written agreement. If Landlord and Tenant so enter into a written agreement regarding the Tenant's purchase of the Premises, Land and Building or the Adjacent Building or part thereof, as they case may be, and thereafter Tenant defaults in its obligation, the Right to Negotiate shall expire and terminate for all purposes. If Tenant does not indicate its interest within the initial fifteen (15) day period, or if Landlord and Tenant fail to enter into a signed written agreement regarding Tenant's acquisition of the Premises, Land and Building or the Adjacent Building, or a part thereof, as they case may be, within the additional thirty (30) day period which begins upon receipt of Tenant's notice of intent, Landlord thereafter shall have the right to sell and convey the Premises, Land and Building, or the Adjacent Building or such part thereof, as the case may be, to any third party, and upon the closing of such sale, the Right to Negotiate shall expire and terminate for all purposes. If Landlord does not so sell and convey the Premises, Land and Building or the Adjacent Building or such part thereof, as the case may be, within one year, any further transaction shall be deemed a new determination by Landlord to sell and convey the Premises, Land and Building or the Adjacent Building or such part thereof, as the case may be, and the provisions of this
Section 2.4 shall be applicable. If Tenant purchases all of the Premises, Land and Building this Lease shall terminate on the date title vests in Tenant, and Landlord shall remit to Tenant all prepaid and unearned rent. If Tenant purchases a part thereof, this Lease as to the part purchased shall terminate on the date title vests in Tenant, and the Annual Fixed Rent and additional rent shall be reduced so that Tenant continues to pay $8.25 per square foot, triple net, for the Second Floor of the Building, and $28.00 per square foot, triple net, for the First Floor and Lower Level of the Building as the same may be adjusted pursuant to Section 3.2 below during the Original Term, or the corresponding rent per square foot during the Extension Terms based on the adjustment(s) contained in Section 3.2 below. The Right to Negotiate shall not apply to a transfer (either outright or in trust) between any of those persons who constitute the beneficial owners or principals of Landlord, the relatives by blood or marriage of any of those persons, or to a legal entity (i.e., partnership, corporation, trust, or like entity) when the majority interest is owned by all or some of. such persons, or any transfer by gift or for nominal consideration, so long as the Premises continue to be subject to this Lease, including this Section 2.4. An affidavit of an officer, trustee or principal of Landlord recorded with the Middlesex South District Registry of Deeds stating that the provisions of. this Section 2.4 have been complied with or met as to any conveyance of all or any portion of the Premises shall conclusively establish compliance therewith as to any third party or parties.

     2.5 Right to Negotiate Lease. Provided that (i) this Lease remains in full force and effect; (ii) Tenant is not in default hereunder beyond any applicable period of notice and. grace, if any; and (iii) Tenant is in actual occupancy of at least sixty-seven percent (67%) of the Premises, Tenant shall have the right to negotiate for any space which becomes available and is under Landlord's exclusive control in the Adjacent Building. Tenant acknowledges and recognizes that the Adjacent Building is currently leased to MIT and Landlord does not have control over MIT's sublet rights. If Landlord determines to lease all or any portion of the Adjacent Building at anytime during the Original Term or the Extension Terms, Landlord shall so notify Tenant. If Tenant, within fifteen (15) days after the receipt of Landlord's notice indicates in writing its agreement to enter into lease negotiations for such space in the Adjacent Building, Landlord and Tenant shall each thereafter negotiate in good faith and attempt to reach mutually acceptable lease terms within fifteen (15) days from the date of such notice from Tenant to Landlord regarding the Tenant' s. desire to so lease the Adjacent Building and if such terms are reached within said fifteen (15) days, thereafter enter into a lease within thirty (30) days from the date of such agreement for such Adjacent Building substantially in the form of this Lease but on the terms reached by mutual agreement. If Landlord and Tenant enter into a written lease agreement pursuant to which Tenant agrees to lease the Adjacent Building and Tenant thereafter defaults in its obligation to so lease space, the negotiation right contained in this Section 2.5 shall expire and terminate for all purposes. If Tenant does not indicate its agreement within said fifteen (15) days or if Landlord and Tenant do not enter into a written lease agreement within the time frame provided in this Section 2.5, Landlord thereafter shall have the right to lease the Adjacent Building to any third party and Tenant's rights under this Section 2.5 shall expire and terminate for all purposes.

                                   ARTICLE III

                                      Rent

     3.1 Annual Fixed Rent. Tenant covenants and agrees to pay rent to Landlord, at the Original Address of Landlord or such other place as Landlord may by notice in writing to Tenant from time to time direct during the Term, in the amount of the Annual Fixed Rent as set forth in Section 1.1 above and as adjusted pursuant to this Article III, in equal monthly installments in advance on the first day of each calendar month during the Term, commencing on the Rent Commencement Date. Annual Fixed Rent for any portion of a calendar month at the beginning or the end of such period shall be prorated accordingly. Notwithstanding any provision of this Section 3.1 to the contrary, Annual Fixed Rent for the period from the Lease Commencement Date throughout December 31, 1994 shall be $580,000 (the "First Year Fixed Rent"). First Year Fixed Rent is a base rent for calendar year 1994 and Tenant remains liable and responsible for all additional rent or parking license fees otherwise due under the terms and conditions of this Lease.

     3.2 Adjustments to Annual Fixed Rent. The Annual Fixed Rent provided for in
Section 1.1 shall be subject to adjustment as provided in Section 3.2.1 and
Section 3.2.2 below. On adjustment of the Annual Fixed Rent as provided in
Section 3.2.1 and Section 3.2.2, the parties hereto shall immediately execute an amendment to this Lease stating the new Annual Fixed Rent.

          3.2.1 Adjustment to Annual Fixed Rent For Extension Term. Not less than eighteen (18) months nor more than twenty (20) months prior to the commencement of the Extension Terms, Tenant may notify Landlord that it desires to establish Annual Fixed Rent for the applicable Extension Term; whereupon Landlord shall immediately enter into negotiations with Tenant to set such Annual Fixed Rent. If within thirty (30) days after said notification Landlord and Tenant have not reached agreement on the Annual Fixed Rent for the applicable Extension Term, then within ten (10) days after said thirty (30) day period, Landlord and Tenant shall each name an appraiser and the Annual Fixed Rent for the Extension Term shall be determined by appraisal in the following manner: The two appraisers thus named shall promptly name a third appraiser. If the two appraisers shall not have agreement upon a third appraiser within ten
(10) days after the end of the previous ten (10) day period, either Landlord or Tenant may request the then President of the Greater Boston Real Estate Board or the successor of such Board to appoint the third appraiser. The third appraiser shall be a member of the Appraiser's Institute or otherwise qualify as an expert in the appraisal of commercial real estate. The three appraisers thus selected shall promptly proceed to determine:

     A. with respect to the first Extension Term:

          (i) with respect to the Second Floor of the Building the fair and equitable Annual Fixed Rent for the Extension Term, such determination to be based on the fair rental value of the leasehold interest demised hereby on January 1, 1997. In determining such rental value the appraisers shall consider commercial real estate in Cambridge, Massachusetts in general and specifically those properties which have been renovated to office, research and development, laboratory and manufacturing use, provided, however that the appraisers shall not consider the value of any improvements which have been installed in or added to the Second Floor which have been paid for by Tenant, whether during or prior to the term of this Lease; and (ii) with respect to the First Floor and Lower Level of the Building the fair and equitable Annual Fixed Rent for the extension term, such determination to be based on 95% of the then current fair market rent for first-class laboratory, research and development space in Cambridge, Massachusetts leased for similar periods and upon substantially similar terms and conditions as provided in this Lease, excluding the value of any additional improvements to the First Floor and Lower Level of the Building paid for by Tenant but specifically including replacements of all improvements existing on the Lease Commencement Date (including, but not limited to. the equipment. listed on Exhibit C). The appraisers shall make such a determination in writing to Landlord and Tenant no later than sixty (60) days prior to January 1, 1998.

     B. with respect to the Second Extension Term:

          (i) with respect to the Second Floor of the Building the fair and equitable Annual Fixed Rent for the Extension Term, such determination to be based on the fair rental value of the leasehold interest demised hereby on January 1, 2002.

In determining such rental value the appraisers shall consider commercial real estate in Cambridge, Massachusetts in general and specifically those properties which have been renovated to first class research and development, laboratory and-manufacturing use, in comparable condition and equipped comparably to the Second Floor of the Building on January 1, 2002 leased for similar periods and upon substantially similar terms and conditions as provided in this Lease; and
(ii) with respect to the First Floor and Lower Level of the Building the fair and equitable Annual Fixed Rent for the extension term, such determination to be based on 95% of the then current fair market rent for first-class laboratory, research and development space in Cambridge, Massachusetts leased for similar periods and upon substantially similar terms and conditions as provided in this Lease, excluding the value of any additional improvements to the First Floor and Lower Level of the Building paid for by Tenant but specifically including replacements of all improvements existing on the Lease Commencement Date (including, but not limited to the equipment listed on Exhibit C). The appraisers shall make such a determination in writing to Landlord and Tenant no later than sixty (60) days prior to January 1, 2003.

          The parties agree to provide appropriate relevant information and otherwise to assist the appraisers in arriving in a prompt determination. The expenses of appraisal shall be shared equally between Landlord and Tenant but each party shall pay its own counsel fees. The appraisers shall determine a fair and equitable annual base rent which may be greater but not less than Annual Fixed Rent for the Original Term, as adjusted by Section 3.2.2. below with respect to the First Extension Term and not less than Annual Fixed Rent for the first Extension Term, as adjusted by Section 3.2.2 below with respect to the second Extension Term. If, following the determination of Annual Fixed Rent for the extended term whether by agreement of the parties or by appraisal. hereunder, Tenant exercises its option to extend the Term granted under Section 2.3 above, the fair and equitable Annual Fixed Rent so determined shall be and become the Annual Fixed Rent hereunder in effect beginning with the first day of the Extension Term.

          3.2.2 Adjustment to Annual Fixed Rent Based Upon Consumer Price Index. Beginning on January 1, 1996 and at the commencement of every second calendar year thereafter during the Term and the first Extension Term (specifically excluding the second Extension Term) the Annual Fixed Rent provided for in
Section 1.1 applicable to the Second Floor of the Building shall be adjusted as follows:

          The base for computing the-adjustment is the Consumer Price Index for All Urban Consumers - All Items for the Boston metropolitan area, published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is in effect on November 1, 1993 ("Beginning Index"). The Index published most immediately preceding the Adjustment Date ("Extension Index") is to be used in determining the amount of the adjustment. If the Extension Index has increased over the Beginning Index, the Annual Fixed Rent for the Extension Term shall be set as follows:

          (a) the Annual Fixed Rent set forth in Section 1.1 applicable to the Second Floor of the Building shall be multiplied by the figure obtained by dividing the Extension Index by the Beginning Index (the total of which shall be the "CPI Rent"); and

          (b) the difference between the CPI Rent and the Annual Fixed Rent set forth in Section 1.1 applicable to the Second Floor of the Building shall be multiplied by seventy percent (70%), the product of which shall be added to Annual Fixed Rent set forth in Section 1.1 applicable to the Second Floor of the Building to determine Annual Fixed Rent and the total Annual Fixed Rent shall be adjusted accordingly.

     In no event whatsoever shall the Annual Fixed Rent by way of a CPI adjustment be less than the Annual Fixed Rent set forth in Section 1.1, as adjusted pursuant to this Section 3.2.2. If the Index is discontinued or revised during the Term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

     3.3 Additional Rent. In order that the Annual Fixed Rent shall be absolutely net to Landlord, Tenant covenants and agrees to pay either directly or to Landlord, as additional rent, all real estate taxes, betterment assessments, insurance costs, and charges for utilities and other services with respect to the Building as hereinafter provided in this Lease. All amounts payable by Tenant to Landlord under this Lease shall be deemed to be additional rent and shall be paid within twenty (20) days after Tenant's receipt of Landlord's statement itemizing such charges together with invoices therefor. In the event Tenant. pays such real estate taxes betterment assessments insurance costs and charges for utilities and other services with respect to the building. directly to the authority charged with the collection thereof, Tenant shall provide Landlord written evidence of the payment thereof within ten (10) business days after receipt of Landlord's request for such evidence with respect to all items other than real estate taxes and municipal betterments, which Tenant shall provide to Landlord within ten (10) days of the payment thereof.

     3.4 Real Estate Taxes.

          3.4.1 Building. Tenant shall pay, subject to Tenant's right to contest any such tax in good faith, all taxes levied or assessed by or becoming payable to any municipality or any other governmental authority having jurisdiction of the Land and Building, for or in respect of the ownership, leasing or operation of the Land and Building or which may become a lien on the Land and Building, for each tax period wholly included in the Term, all such payments to be made at least ten (10) days before the last date on which the same may be paid without interest or penalty; provided that for any fraction of a tax period included in the Term at the beginning (beginning on the Lease Commencement Date) or end thereof, Tenant shall pay to Landlord, within twenty (20) days after receipt of Landlord's invoice therefor, the fraction of taxes so levied or assessed or becoming payable which is allocable to such included period. Nothing contained in this Lease shall, however, require Tenant to pay any franchise, corporate, estate, inheritance, succession, capital levy or transfer tax of Landlord, or any net income, profits or revenue tax or charge upon the rent payable by Tenant under this Lease.

          3.4.2 Parking Lot. Tenant shall pay to Landlord as additional rent, Tenant's proportionate share of real estate taxes applicable to the Parking Lot. For purposes of this. section, Tenant's proportionate share of taxes for the Parking Lot shall equal the total number of parking spaces which Tenant is leasing under the terms of this Lease and any Additional Parking Spaces licensed by Tenant for the applicable period over the total number of parking spaces in the Parking Lot. If the number of Additional. Parking Spaces licensed by Tenant during a tax year fluctuates, the proportionate share shall be calculated on a pro rata basis.

     3.5 Betterment Assessments.

          3.5.1 Premises. Tenant shall pay, 100% of each installment of any public, special or municipal betterment assessment levied or assessed by or becoming payable to any municipality or other governmental authority having jurisdiction of the Land and Building, for or in respect of the ownership, leasing or operation of the Land and Building or which may become a lien on the Land and Building, for each installment period wholly included in the Term, all such payments-to be made at least ten (10) days before the last date on which the same may be made without interest or penalty; provided that for any fraction of an installment period included in the Term at the beginning (beginning on the Rent Commencement Date) or end thereof, Tenant shall pay to Landlord, within twenty (20) days after receipt of Landlord's invoice therefor, the fraction of such installment which is allocable to such included period. Landlord shall elect to pay any such assessment in installments over the longest period permitted by law.

          3.5.2 Parking Lot. Tenant shall pay to Landlord as additional rent, Tenant's proportionate share of such installments of municipal betterment assessments applicable to the Parking Lot for each installment period wholly within the Term or with respect to periods at the beginning or end of the Term, apportioned accordingly for the applicable installment period. For purposes of this Section, Tenant's proportionate share of betterment assessments applicable to the Parking Lot shall equal the total number of parking spaces which Tenant is leasing under the terms of this Lease and any Additional Parking Spaces licensed by Tenant for the applicable period over the total number of parking spaces in the Parking Lot. If the number of Additional Parking Spaces licensed by Tenant during an applicable assessment period fluctuates, the proportionate share shall be calculated on a pro rata basis. Landlord shall elect to pay any such installment over the longest period permitted by law.

     3.6 Tax Fund Payments. If any holder of a first mortgage on the Land, Building or Parking Lot requires Landlord to make tax fund payments to it, Tenant shall, as additional rent, on the first day of each month of the Term, make Tax Fund Payments to Landlord in lieu of making such payment directly as provided under Section 3.4 above. "Tax Fund Payments" refer to such payments as the holder of such first Mortgage shall reasonably determine to be sufficient to provide in the aggregate a fund adequate to pay all taxes and assessments referred to in Sections 3.4 and 3.5 when they become due and payable. If the aggregate of said Tax Fund Payments is not adequate to pay all said taxes and assessments, Tenant shall pay to Landlord the amount by which such aggregate is less than the amount equal to all said taxes and assessments, such payment to be made on or before the later of (a) twenty (20) days after receipt by Tenant of written notice from Landlord of such amount, or (b) the 30th day prior to the last day on which such taxes and assessments may be paid without interest or penalty. If Tenant shall have made the foresaid payments, Landlord shall on or before the last day on which the same may be paid without interest or penalty, pay or cause to be paid to the proper authority charged with the collection thereof all taxes and assessments referred to in said Sections 3.4 and 3.5 and furnish Tenant, upon request, with reasonable evidence of such payment. Any balance remaining after such payment by Landlord shall be accounted for to Tenant annually. All payments made by Tenant pursuant to this Section 3.6 shall to the extent thereof-relieve Tenant of its obligations under said sections 3.4 and 3.5.

     3.7 Insurance. Tenant shall obtain insurance for the Premises and the Parking Lot as provided for by Section 6.2.

     3.8 Utilities and Services. Tenant shall pay directly to the proper authorities charged with the collection thereof all charges for water, sewer, gas, electricity, telephone and other utilities or services used or consumed on the Premises during the Term.

     3.9 Additional Expenses. Tenant shall pay to Landlord as additional rent:

          (a) One half of all operating and maintenance expenses attributable to the Common Areas including, without limitation, landscape, snowplowing and any and all other costs and expenses attributable to the maintenance of said Common Areas.

          (b) Tenant's proportionate share of operating and maintenance expenses attributable to the Parking Lot. For purposes of this Section, Tenant's proportionate share of maintenance expenses applicable to the Parking Lot shall equal the total number of parking spaces which Tenant is leasing under the terms of this Lease and any Additional Parking Spaces licensed by Tenant for the applicable period over the total number of parking spaces in the Parking Lot. If the number of Additional Parking Spaces licensed by Tenant during an applicable operating year fluctuates, the proportionate share shall be calculated on a pro rata basis.

     3.10 Late Charge. In the event that any payment of Annual Fixed Rent or additional rent shall remain unpaid for a period of five (5) business days after due, there shall become due to Landlord from Tenant, as additional rent and as compensation for Landlord's extra administrative costs in investigating the circumstances of late rent, a late charge of three percent (3%) of the amount overdue. Payment of any late charge shall not constitute a cure of any default with respect to the amount as to which such late charge is paid.

     3.11 Net Lease. It is understood and agreed that this Lease is a net lease and that the Annual Fixed Rent is absolutely net to Landlord, excepting only those matters which Landlord is required to pay under this Lease.

     3.12 No Offsets. All payments to be made by Tenant to Landlord in accordance with the terms of this Lease, including, but not limited to, Annual Fixed Rent and additional rent, shall be. paid by Tenant without offset, abatement or deduction other than as expressly provided for in Section 3.1 above and in Article VII below.

                                   ARTICLE IV

          MAINTENANCE AND REPAIR, ALTERATIONS; SURRENDER; HOLDING OVER

     4.1 Tenant's Maintenance and Repair. Except as otherwise, provided in
Section 4.2 or Article VII below, Tenant, at Tenant's expense, shall keep neat and clean and maintain and repair in good order, condition and repair the Premises and every part thereof (including, without limitation, maintenance of the electrical, plumbing and HVAC systems and equipment serving the Premises and the other fixtures and equipment therein and the cleaning of and trash removal from the Premises), reasonable wear and tear excepted. Without limiting the generality of the foregoing, Tenant, at Tenant's expense, shall provide or cause to be provided landscape care to and maintenance of the portion of the Land not included in the Common Areas and used exclusively by Tenant, and maintenance (including snow plowing and removal of ice) of the walkways on the Premises not included in the Common Areas and used exclusively by Tenant. Tenant hereby covenants and agrees to remove all trash from the Premises in compliance with all federal, state, and local laws, rules, ordinances and regulations. If maintenance or repairs are required to be done or made by Tenant pursuant to the terms hereof, Landlord may demand that Tenant do or make the same forthwith, and, if Tenant refuses or neglects to commence such repairs and complete the same with reasonable dispatch after such demand, Landlord may (but shall not be required to do so) make or cause such repairs to be made and shall not be responsible to Tenant for any loss or damage that may accrue to Tenant's property or business by reason thereof, so long as Landlord makes or causes such repairs to be made in a reasonable manner. If Landlord makes or causes such repairs to be made, Tenant agrees that Tenant will forthwith on demand pay to Landlord the cost thereof as additional rent pursuant to Section 8.4. Tenant shall receive the benefit of all warranties and guaranties with respect to those portions of the Premises that Tenant is obligated to maintain, as well as, at Tenant's election and Tenant's expense, any options to extend or similar rights with respect to the warranties and guaranties.

     4.2 Landlord's Maintenance and Repair. Except as otherwise provided in
Article VII below, Landlord, at Landlord's expense, shall keep, maintain and repair in good order, condition and repair the structural-parts of the Building, which structural parts include only the foundations, bearing and exterior walls(excluding glass and doors), subflooring, support columns, support beams and roof (excluding skylights), except for (i) any damage caused to any of the foregoing by the negligence or neglect of Tenant, its agents, contractors, employees or invitees or (ii) any maintenance or repair required as a result of damage caused to any of the foregoing by any alterations or other work performed by or on behalf of the Tenant. Except as set forth in this Section 4.2 and in Article VII below, Tenant shall be responsible for the cost of all replacements and repairs to the Premises, including any maintenance or repair required as a result of damage caused to any structural element or system of the Building by any alterations or other work performed by or on behalf of the Tenant.

     4.3 Alterations. Tenant shall not make alterations and additions to the Premises except in accordance with plans and specifications therefor first approved by Landlord, which approval shall be requested in writing and shall not be unreasonably withheld or delayed, provided, however, no such approval shall be required for alterations or additions costing less than fifteen thousand dollars ($15,000) individually or seventy-five thousand dollars ($75,000) in the aggregate in any calendar year. Landlord shall not be deemed unreasonable for withholding approval of any alterations or additions that (a) might adversely affect any structural or exterior element of the Building, or any area or element outside of the Premises, or (b) will require unusual expense to readapt the Premises to normal office or laboratory use on expiration or earlier termination of the Term, unless Tenant first provides assurances acceptable to Landlord that such readaptation will be made prior to such expiration or termination without expense to Landlord. All alterations and additions other than Tenant's moveable equipment shall become part of the Building and shall become the property of Landlord upon expiration or earlier termination of the Term unless (i) Tenant shall remove the same prior to such expiration or earlier termination and replace,-repair and restore any such alterations or additions, or (ii) Landlord shall notify Tenant in writing that the same must be removed. Such notice by Landlord shall be given no later than in response to Tenant's written request for Landlord's approval of the alterations or additions prior to their installation, and in such event Tenant shall remove such alterations or additions and any damage caused by removal shall be repaired by Tenant at Tenant's expense upon expiration or earlier termination of this Lease.

     4.4 Alterations Requirements. Landlord may (but shall not be obligated to) inspect any construction work of Tenant under this Lease at reasonable times after notice to Tenant (other than in the case of an emergency). Tenant, before its work is started, shall secure all licenses and permits necessary therefor; deliver to Landlord a statement of the names of all its contractors and subcontractors; and shall cause each contractor to carry such workmen's compensation insurance and comprehensive general public liability insurance as Landlord may reasonably require insuring Landlord and Tenant as well as the contractors, and to deliver to Landlord certificates of all such insurance. Tenant agrees to pay promptly when due the entire cost of any work done on or about the Premises by or on behalf of Tenant, its agents, employees or independent contractors, not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises and promptly to discharge or bond off in form and substance satisfactory to Landlord in Landlord's sole and absolute discretion any such liens which may so attach. Tenant shall hold Landlord harmless and indemnify Landlord from and against all injury, loss, claims or damage to any person or property ("Claims") occasioned by or growing out of any such work other than with respect to Claims arising from the gross negligence or willful misconduct of Landlord, its agents, contractors or employees.

     4.5 Entry by Landlord. Tenant shall permit Landlord and its agents, after reasonable notice (except in the case of emergencies in which case no notice is required), to enter the Premises (other than the Manufacturing Facility Clean Room, as hereinafter defined, as provided in the immediately succeeding sentence) at all reasonable hours for the purpose of inspecting, testing, or of making repairs to the same, or otherwise carrying out Landlord's rights or obligations under this Lease, and to show the Premises to prospective tenants during the year preceding expiration of the Term and to prospective purchasers and mortgagees at all reasonable times. In case of emergency, or if Landlord reasonably suspects that there is any violation of law, rule, ordinance or regulation in connection with the Manufacturing Facility Clean Room, as hereinafter defined, or the use and/or operation thereof, Tenant shall permit Landlord and its agents to enter the Manufacturing Facility Clean Room without prior notice after taking reasonable precautions (if appropriate under the circumstances) requested by. Tenant. In the event Landlord requires access to the Manufacturing Facility Clean Room, as hereinafter defined, for the purpose of making repairs which Landlord is required or permitted to make under the terms and conditions of this Lease, Tenant shall permit Landlord and its agents, after 72 hours advance written notice, to enter the Manufacturing Facility Clean Room after taking all reasonable precautions which Tenant may require. The phrase Manufacturing Facility Clean Room. shall mean the 25' x 40' class 1.00 clean room facility to be located on the second floor of the Premises. Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from Landlord or its agents entering the Premises (including the Manufacturing Facility Clean Room) for any purposes authorized in this Lease. Notwithstanding Landlord's right to enter the Premises or other rights reserved by Landlord pursuant to any other provision of this Lease, Landlord hereby covenants and agrees in the exercise of any such rights not to disclose, photograph or otherwise reveal to any party information related to Tenant's business operation at the Premises, including in particular Tenant's manufacturing processes, provided, however, that Landlord may disclose any such information to its counsel and as directed by a court of competent jurisdiction or by subpoena.

     4.6 Surrender. Tenant shall surrender the Premises, and all alterations and additions thereto as hereinabove provided, at the expiration or earlier termination of the Term, in the condition described in Section 4.1, first removing all personal property and trade fixtures of Tenant and, to the extent specified by Landlord by notice to Tenant as hereinabove provided or as otherwise agreed by Landlord and Tenant, alterations and additions made by Tenant, and repairing any damage caused by such removal and restoring the Premises and leaving them clean and neat. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of any of Tenant's personal property or trade fixtures remaining on the Premises on expiration or earlier termination of the Term. Tenant shall be liable to Landlord for Landlord's costs for storing, removing, and disposing of any alterations or additions that Tenant is obligated to remove but fails to remove or Tenant's personal property or trade fixtures. If Tenant fails to surrender the Premises to Landlord on expiration or earlier termination of the Term in the condition and otherwise as required by this Section, Tenant shall hold Landlord harmless from all damages resulting from Tenant's failure to surrender the Premises, including, without limitation, claims made by succeeding tenants resulting from Tenant's failure to surrender the Premises.

     4.7 Holding Over. If Tenant, without Landlord's consent remains in possession of the Premises after expiration or earlier termination of Term, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on thirty days' notice given at any time by either party. During any such month-to-month tenancy, Tenant shall pay all rent and other sums required by this Lease, and all provisions of this Lease, except those pertaining to Term, option to extend and rights of refusal shall apply to the month-to-month tenancy, and the monthly base rent (excluding additional rent) shall be $40,000.00 for the Second Floor of the Building and shall be one hundred fifty percent (150%) of the Annual Fixed Rent applicable to the First Floor and Lower Level of the Building then in effect at the expiration or earlier termination of the Term. This provision shall not be construed as a consent by Landlord to any such holding over.

                                    ARTICLE V

                           ADDITIONAL TENANT COVENANTS

     5.1 Payment-and Performance. Tenant agrees to pay when due all Annual Fixed Rent and additional rent, all charges for utility and other services rendered to the Premises, and all other monies required to be paid by Tenant pursuant to this Lease and to promptly perform all obligations of Tenant pursuant to this Lease. Annual Fixed Rent and additional rent payments required under this Lease shall be deemed sufficiently paid if made by check collected on first presentation.

     5.2 Use. Tenant agrees, from the Commencement Date to the end of the Term, to use and occupy the Premises for general office, research and development, laboratory and manufacturing or other purposes permitted by federal, state and local laws and ordinances. Tenant agrees not to injure, overload or deface the Premises, nor to permit on the Premises any auction sale. Tenant shall comply with all requirements of public authorities and of the Board of Fire Underwriters in connection with methods of storage, use and disposal. Tenant shall not permit in the Premises any nuisance, or the emission from the Premises of any objectionable noise, odor or vibration, nor use or devote the Premises or any part thereof for any purpose which is contrary-to law or ordinance or liable to invalidate or increase premiums for any insurance on the Building or its contents or liable to render necessary any unpermitted alteration or addition to the Building, nor commit or. permit any waste in or with respect to the Premises, nor generate, store or dispose of any oil, toxic substances, hazardous wastes, or hazardous materials (each a "Hazardous Material"), or permit the same in or on the Premises provided for under this Lease, except in compliance with-applicable law. Tenant shall not dump, flush or in any way introduce any Hazardous Material into septic, sewage or other waste disposal systems serving the Premises provided for under this Lease. Tenant shall permit Landlord to enter the Premises for the purpose of testing and to determine Tenant's compliance with the covenants herein contained, each such entry shall be made in accordance with Section 4.5 above. Tenant will indemnify the Landlord and its successors and assigns against all claims, loss, cost, and expenses, including, without limitation, attorneys' fees, incurred as a result of any contamination of the Building or any portion of the Land with Hazardous Materials by the Tenant or Tenant's contractors, licensees, invitees, agents, servants or employees, and this indemnity shall survive the expiration of the Term or any other termination of this Lease.

     5.3 Compliance with Law. Tenant agrees to comply with all federal, state and local laws, regulations, ordinances, executive orders and similar requirements applicable to the Premises or the Parking Lot or Tenant's use thereof in effect from time to time during the Term, including, without limitation, City of Cambridge ordinances with respect to zoning, smoking, animal experiments and hazardous waste and any such requirements pertaining to employment opportunity, anti-discrimination and affirmative action. Tenant agrees, at its sole cost, to comply with the aforesaid laws regulations and ordinances, and to keep the Premises equipped with all safety appliances required by law or ordinance or any other regulations of any public authority, and to procure all licenses and permits required for the Premises or Tenant's use thereof, it being understood that the foregoing provisions shall not be construed to broaden in any way the Permitted Uses.

     5.4 Personal Property Taxes. Tenant agrees to pay promptly when due all taxes which may be imposed upon personal property (including, without limitation, fixtures and equipment) on the Premises.

     5.5 Assignment and Subletting. Any assignment, mortgage, pledge, hypothecation or transfer of all or any portion of Tenant's interest under this Lease or any subletting of all or any portion of the Premises shall be subject to the provisions of this Section.

          (a) Except in the cases of Permitted Transfers (as defined below) Tenant agrees not to assign, mortgage, pledge, hypothecate or otherwise transfer this Lease, or sublet (which term, without limitation, shall include granting of concessions, licenses and the like) the whole or any part of the Premises without, in each instance, having first received the consent of Landlord, which shall not be unreasonably withheld or delayed. Any assignment or sublease made without such consent shall be void, and in any case where Landlord consents to such assignment or subletting or such assignment is permitted by this Lease, Tenant shall remain fully and primarily liable for the obligations of the tenant hereunder, including, without limitation, the obligation to pay Annual Fixed Rent and additional rent as provided under this Lease. Except as otherwise permitted by Permitted Transfers, any transfer of control of Tenant by means of one or more transfers of stock or partnership interests shall be deemed an assignment for purposes of this Section.

          (b) In the event that any sublease or assignment of the Second Floor is permitted under this Lease (other than with respect to Permitted Transfers and the sublease described in subsection (e) below), Tenant shall pay to Landlord as additional rent one half of the amount Tenant receives from any subtenant or assignee as rent, additional rent or other form of compensation or reimbursement in excess of (i) the Annual Fixed Rent applicable to the space so sublet or assigned, additional rent and other monies otherwise due to Landlord pursuant to this Lease (allocable in the case of a sublease to that portion of the Premises being subleased), and (ii) any reasonable expenses incurred and paid by Tenant in connection with such sublease or assignment such as brokerage commissions, fees for legal services and expenses of preparing the Premises for occupancy by such subtenant or assignee and specifically including Tenant's recovery of the unamortized value of the improvements to the second floor made by Tenant based on a ten-year useful life utilizing the so-called "straight line" method of cost recovery.

          (c) If this Lease is assigned, or if the Premises or any part thereof is sublet or occupied by anyone other than Tenant (other than as a result of a Permitted Transfer), Landlord may, at any time and from time to time, collect rent and other charges from the assignee, sublessee or occupant and apply the net amount collected to the rent and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of the prohibitions contained in this Section 5.5, or the acceptance of the assignee, sublessee or occupant as a tenant, or a release of Tenant from the further performance by Tenant of the covenants herein contained to be performed by Tenant. The consent by Landlord to one assignment or subletting shall not be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting.

          (d) Notwithstanding any provision of this Section 5.5 to the contrary, in the event that (i) all of the Premises is to be sublet, or (ii) all of the Second Floor of the Building is to be sublet, Landlord may elect to terminate this Lease with respect to either the entire Premises or the entire Second Floor of the Building being sublet, as the case may be, by giving Tenant 30 days' prior written notice.

          (e) As used in this Lease, the term "Permitted Transfers" shall mean any of the following transactions:

               (i) any transaction pursuant to which Tenant is merged or consolidated with any other entity or pursuant to which all or substantially all of Tenant's assets, including without limitation, Tenant's interest under the Lease (the "Tenant Interest") are sold or transferred, provided in each case that the resulting entity assumes all of Tenant's obligations and agrees to be bound by all of the terms and conditions of this Lease and provided further that the Landlord is reasonably satisfied with the financial status of each such entity; or

               (ii) the sublease or assignment of the Tenant Interest to any entity which controls, is controlled by or is under common control with Tenant, provided in each case that the resulting entity assumes all of Tenant's obligations and agrees to be bound by all of the terms and conditions of this Lease and provided further that the Landlord is reasonably satisfied with the financial status of each such entity; or

               (iii) a collateral assignment of this Lease by Tenant to an institutional lender; provided, that in such collateral assignment said Lender agrees that upon exercise of its rights thereunder it shall assume and be bound by all the terms and conditions of this Lease.

                                   ARTICLE VI

                       ARTICLE VI INDEMNITY AND INSURANCE

     6.1 Indemnity. To the maximum extent this agreement may be made effective according to law, Tenant agrees to defend with counsel, save harmless, and indemnify Landlord and any manager of the Premises, from time to time, from any liability or injury, loss, accident or damage to any person or property, and from any claims, actions, proceedings and expenses and costs in connection therewith (including without limitation reasonable attorneys' fees and costs),
(i) caused by Tenant, its contractors, agents, employees or invitees, or arising or claimed to arise from any use made or thing done or occurring on the Premises during the Term, or the Extension Term, or during Tenant's possession of any part of the Premises not due to the willful act, active negligence or other misconduct of Landlord or any manager or (ii) caused by Tenant, its contractors, agents, employees or invitees, and arising or claimed to arise from any use made or thing done or occurring on the Parking Lot during the Term or the Extension Term, or during Tenant's possession of any part of the Premises or Parking Lot not due to the willful act, active negligence or other misconduct of Landlord or any manager or the negligence of any co-tenant of the Parking Lot and their respective contractors, agents and employees or (iii) resulting from the failure of Tenant to perform and discharge its covenants and obligations under this Lease, including, without limitation, the violation of any environmental law or other governmental requirement by Tenant. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in connection with any such claim or proceeding brought thereon for which Tenant is responsible, and the defense thereof, and shall survive expiration or termination of the Term for a period of five (5) years. Landlord acknowledges that as between Landlord and Tenant, Landlord shall be responsible for the two underground oil storage tanks (the "Tanks") located in the. Courtyard of the Building. Landlord agrees, to defend with counsel, save harmless and indemnify Tenant from any liability or injury, loss, accident or damage to any person or property from any claims, actions, proceedings and expenses and costs in connection therewith (including, without limitation attorneys' fees and costs) caused by any leaks in the Tanks or removal of the Tanks.

     6.2 Tenant's Insurance. Tenant shall, as additional rent, take out and maintain in full force from the date upon which Tenant or its contractors or agents first enter the Premises for any reason and continuing throughout the Term and the Extension Term, if so exercised, unless earlier terminated, and thereafter so long as Tenant is in occupancy of any part of the Premises, the following insurance protecting Landlord:

          (a) "All Risk" insurance on the Building, expressly including rental interruption coverage in amounts sufficient to prevent Landlord or Tenant from becoming a co-insurer of any loss, but in any event, in amounts not less than the actual replacement value determined from time to time of the improvements on the Premises exclusive of foundations, site preparation and other non-recurring construction costs all as more particularly described in Exhibit D attached hereto.

          (b) A policy of comprehensive public liability and property damage insurance with broad form comprehensive general liability endorsement attached under which Landlord and Tenant (and, at Landlord's request, any mortgagee of the Premises and any manager of the Parking Lot) are named as insureds, and under which the insurer provides a contractual liability endorsement insuring against all cost, expense and liability arising out of or based upon any and all claims, accidents, injuries and damages described in Section 6.1, in the broadest form of such coverage from time to time available. Each such policy shall be non-cancelable and non-amendable (to the extent that any proposed amendment reduces the limits or the scope of the insurance required in this Lease) with respect to Landlord without thirty (30) days' prior written notice to Landlord, and a duplicate certificate thereof shall be delivered to Landlord. As of the Commencement Date hereof, the minimum limits of liability of such insurance for each year shall be as set forth in Section 1.1, and from time to time during the Term for such higher limits as may be designated by Landlord, if any, as are carried customarily in the Boston area with respect to similar properties. Tenant shall deliver a certificate evidencing such coverage to Landlord, and at Landlord's request any mortgagee of the premises or any manager of the Parking Lot, which certificate shall state that the coverage may not be amended or cancelled without at least thirty (30) days' prior written notice to Landlord, any mortgagee, or any manager of the Parking Lot, as the case may be.

          (c) At any time when Tenant is performing construction work in or on the Premises, Tenant shall carry builder's risk insurance reasonably satisfactory to Landlord. Tenant shall provide Landlord and at Landlord's request any mortgagee, with a certificate evidencing such coverage, which shall state that the coverage cannot be canceled or amended without thirty (30) days' prior written notice to Landlord and any mortgagee.

          (d) Tenant shall maintain on all its personal property, tenant improvements, and alterations, in, on, or about the Premises, a policy of physical hazard insurance on an "all risks" basis covering the perils of fire and extended coverage, with vandalism and malicious mischief endorsements, to the extent of their full replacement cost. In the event of casualty causing damage to the Premises, the proceeds from any such policy shall be used by Tenant for the replacement of personal property or the restoration of tenant improvements or alterations, unless this Lease is terminated as a result of the casualty as hereinafter provided Tenant shall deliver a certificate evidencing such coverage to Landlord and at Landlord's request any mortgagee, which shall state that the coverage may not be amended or canceled without at least thirty
(30) days' prior written notice to Landlord and any mortgagee.

          (e) All insurance required to be maintained by Tenant shall be effected by valid and enforceable policies insured by insurers of recognized responsibility qualified to do business in The Commonwealth of Massachusetts, and reasonably satisfactory to Landlord and any mortgagee. Upon the Lease Commencement Date and thereafter, not less than thirty (30) days prior to the expiration dates of the existing policies theretofore furnished pursuant to this paragraph, certificates of insurance shall be delivered by Tenant to Landlord and at Landlord's request any mortgagee. All such policies shall provide at least thirty (30) days written notice to Landlord and any mortgagee prior to any termination thereof.

          (f) All policies of insurance required to be maintained by Tenant shall name Tenant and Landlord as the insured as their respective interests may appear. If Landlord so requires', the proceeds of insurance covering damage to the Building (excluding Tenant's trade fixtures and equipment) shall be payable to the holder of any mortgage as the interests of such holder may appear pursuant to the standard mortgagee clause. All such policies shall provide that any loss shall be payable to Landlord or to the holder of any mortgage notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance. All such policies shall contain an agreement by the insurers that such policies shall not be cancelled without at least thirty
(30) days prior written notice to the Landlord and to the holder. of any mortgage to whom loss hereunder may be payable.

          (g) Landlord may from time to time request Tenant to obtain additional or alternative insurance. So long as said coverage is reasonable and customary Tenant shall obtain such insurance.

In the event Tenant breaches any covenant or condition set forth in this Section 6.2, then without limiting any other right or remedy and not withstanding any other provision herein concerning notice or cure of defaults, Landlord may, after ten (10) days written notice to Tenant, obtain such insurance as Tenant is required to obtain and maintain, and Tenant shall pay the cost thereof and Landlord's reasonable expenses thereto to Landlord as additional rent.

     6.3 Tenant's Risk. Tenant agrees that all of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises or the Parking Lot, shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of pipes or by theft or from any other cause, no part of said loss or damage is to be charged to or be borne by Landlord, except that Landlord shall in no event be exonerated from any liability to Tenant or to any person, for any injury, loss, damage or liability to the extent such exoneration is prohibited by law.

     6.4 Subrogation. Any insurance carried by either party with respect to the Premises, or any property therein or occurrences thereon, shall, without further request by either party, if it can be so written without additional premium, or with an additional premium which the other party elects to pay, include a clause or endorsement denying to the insurer rights of subrogation. against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss, including, without limitation, injury or loss caused by negligence of such other party, due to hazards covered by insurance containing such clause or endorsement to the extent of the indemnification received thereunder.

                                   ARTICLE VII

                           CASUALTY AND EMINENT DOMAIN

     7.1 Casualty During Term. If, during the Term, the Building shall be damaged as a result of casualty, the following provisions shall apply.

          (a) The term "Substantially Damaged," as used in this Article VII, shall refer to damage of such a character that the same cannot, in ordinary course, reasonably be expected to be repaired within 180 days from the time that repair work would commence or which would cost in excess of seventy-five thousand dollars ($75,000) to repair.

          (b) If the Building shall be damaged, Tenant shall, subject to the matters described in subparagraph (c) below and except as otherwise provided in this Article VII, proceed promptly to restore the Building (consistent, however, with governmental laws and codes then in existence) to substantially the condition thereof at the time of such damage, but Tenant shall not be responsible for delay in such restoration which may result from External Causes, as hereinafter defined. For purposes of this Lease, External Causes shall mean
(i) Acts of God, war, civil commotion, fire, flood or other casualty, strikes or other extraordinary and unforeseeable labor difficulties, extraordinary and unforeseeable shortages of labor or materials or equipment, government order or regulations or other cause not reasonably within Tenant's control and not due to the fault or neglect of Tenant, and (ii) any act, failure to act or neglect of Landlord or Landlord's servants, agents, employees, licensees or any person claiming by, through or under Landlord, which actually delays Tenant in the performance of any act required to be performed by Tenant under this Lease.

          (c) Tenant's restoration obligations described in subparagraph (b) above are conditioned upon Tenant receiving sufficient proceeds from insurance covering the Building to .repair the same (less any applicable deductible for which Tenant shall be solely responsible) unless (i) insurance proceeds are unavailable as a result of Tenant's failure to insure the Building as required by the terms and conditions of this Lease or (ii) insurance proceeds are unavailable as a result of Tenant's acts or omissions, in which cases Tenant shall be obligated to either (x) restore the Building in accordance with the terms and conditions hereof or (y) pay to or for the account of the Landlord the full amount of insurance which would have been payable under the last policies of insurance approved by Landlord. If the Building is not restored or is unable to be restored, any insurance proceeds which are not on account of Tenant's removable personal property shall be paid to or for the account of Landlord.

          (d) If the Building shall be Substantially Damaged within the last twelve (12) months of the Term (as the same may have been extended hereunder), either party shall have the right, by giving notice to the other not later than. 90 days after such damage, to terminate this Lease, whereupon this Lease shall terminate as of the date of such notice.

     7.2 Condemnation. Except as hereinafter provided, if the Premises, or such portion thereof as to render the balance (if reconstructed to the maximum extent-practicable in the circumstances) unsuitable for Tenant's purposes, shall be taken by eminent domain, Landlord and Tenant each shall have the right to terminate this Lease by notice to the other of its desire to do so, provided that such notice is given not later than thirty (30) days after the effective date of such taking. Should any part of the Premises be so taken, and should this Lease be not terminated in accordance with the foregoing provisions, Landlord agrees to use due diligence to put what may remain of the Premises (consistent, however, with governmental laws and codes then in existence) into proper condition for use and occupation as nearly like the condition of the Premises prior to such taking as shall be practicable, but Landlord shall not be required to expend funds in excess of the damages recovered by Landlord as a result of such taking.

     7.3 Abatement of Rent. If the Premises shall-be damaged by casualty, the Annual Fixed Rent and additional rent shall be justly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by Tenant; and in case of a taking which permanently reduces the area of the Premises, a just proportion of the Annual Fixed Rent and additional rent shall be so abated and reduced for the remainder of the Term.

     7.4 Condemnation Award. Landlord shall have and hereby reserves and excepts, and Tenant hereby grants and assigns to Landlord, all rights to recover for damages to the Premises, and the leasehold interest hereby created, and all rights to compensation accrued or hereafter to accrue by reason of such taking, damage or destruction, as aforesaid, and by way of confirming the foregoing, Tenant hereby grants and assigns to Landlord all rights to such damages or compensation. Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for relocation expenses, provided that such action shall not affect the amount of compensation otherwise recoverable by Landlord from the taking authority pursuant to the preceding sentence.

                                  ARTICLE VIII

                                     DEFAULT

     8.1 Tenant's Default. In the event that:

          (a) Tenant shall fail to pay the Annual Fixed Rent, additional rent or any other charges for which provision is made herein on or before the date on which the same become due and payable, and such condition continues for five (5) days after notice from Landlord to Tenant that the same are due, unless the failure to pay the foregoing items when due occurs in any year during which Landlord has previously given Tenant notice of default twice, in which event the failure to pay when due shall constitute an event of default without notice; or

          (b) Tenant shall fail to perform or observe any other term or condition contained in this Lease and Tenant shall not cure such failure within thirty (30) days after notice from Landlord to Tenant thereof or, if such failure cannot be cured within such thirty (30) days, if Tenant shall fail to commence to cure such failure within such thirty (30) days and promptly and diligently complete the curing of the same, and shall in any event complete the cure within ninety (90) days; or

          (c) The estate hereby created shall be taken on execution or by other process of law, or if Tenant shall be judicially declared bankrupt or insolvent according to law, or if any assignment or trust mortgage arrangement, so-called, shall be made of the property of Tenant for the benefit of creditors, or if a receiver, guardian, conservator, trustee in bankruptcy or other similar officer shall be appointed to take charge of all or any substantial part of Tenant's property by a court of competent jurisdiction, or if a petition shall be filed by Tenant under any provisions of the federal Bankruptcy Code or any similar federal or state law now or hereafter enacted or if a petition shall be filed against Tenant thereunder and the same is not dismissed within ninety (90) days, or if Tenant shall file such a petition, then, in any such case, Landlord and the agents and servants of Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter and without demand or notice and with or without due process of. law, (forcibly if necessary) enter into and upon the Premises or any part thereof by any lawful means or mail a notice of termination addressed to Tenant at the Premises, and repossess the same as of Landlord's former estate, and expel Tenant and those claiming by, through or under Tenant and remove its and their effects by any lawful means (forcibly if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedies that might otherwise be used for arrears of rent (or prior breach of covenant), and upon such entry or mailing as aforesaid this Lease shall terminate, as fully and completely as if such date were the date herein originally fixed for the expiration of the Term (Tenant hereby waiving any rights of redemption), and Tenant will then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

     8.2 Damages. In the event that this Lease is terminated under any of the provisions contained in Section 8.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay to Landlord forthwith on Landlord's demand, as compensation, in addition to any other amounts to which Landlord may be entitled, an amount equal to the excess, if any, of the discounted present value of the total rent reserved for the residue of the Term or the Extension Term if so exercised, over the then discounted present fair rental value of the Premises for the residue of the Term. In calculating the rent reserved, there shall be included, in addition to the Annual Fixed Rent and all additional rent, the value of all other considerations agreed to be paid or performed by Tenant for said residue. Tenant further covenants as an additional and cumulative obligation after any such termination to pay punctually to Landlord all the sums and perform. all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under the next foregoing covenant, Tenant shall be credited with (a) any amount received from Tenant under the first sentence of this Section 8.2; and (b) the net proceeds of any rent obtained by reletting the Premises, after deducting all Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting, it being agreed that Landlord may (i) relet the Premises, or any part or parts thereof, for a term or terms which may, at Landlord's option, be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term, and may grant such concessions and free rent as Landlord in its reasonable commercial judgment considers advisable or necessary to relet the same and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its reasonable commercial judgment considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or. reduce Tenant's liability as aforesaid Landlord agrees to use reasonable efforts to attempt to relet the Premises, but shall be entitled to seek to rent other properties of Landlord prior to reletting the Premises.

     8.3 Remedies Cumulative. The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of each other or of any other remedies or means of redress to which Landlord maybe lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions in the event a legal remedy will be insufficient. Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy, insolvency or like proceedings, by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

     8.4 Landlord's Election. If Tenant shall at any time default in the performance of any obligation under this Lease, Landlord shall have the right, but not the obligation, upon fifteen (15) days' notice to Tenant (except in case of emergency in which case no notice need be given), to perform such obligation, notwithstanding the fact that no specific provision for such substituted performance is made in this Lease with. respect to such default. In performing such obligation, Landlord may (but shall not be required to) make any payment of money or perform any other act, and all sums so paid by Landlord and all necessary incidental costs and expenses thereof, including, without limitation, reasonable legal fees in connection with enforcement of its rights under this Section incurred by Landlord, together with interest on all such amounts at two percent (2%) above the First National Bank of Boston's large business prime rate from time to time in effect, shall be deemed to be additional rent under this Lease and shall be payable to Landlord immediately on demand. Landlord may exercise its rights under this Section without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

     8.5 Effect of Waivers of Default. Any consent or permission by Landlord to any act or omission which otherwise would be a breach of any covenant or condition herein, or any waiver by Landlord of the breach of any covenant or condition herein, shall not in any way be held or construed (unless expressly so declared) to operate so as to impair the continuing obligation of any covenant or condition herein, or otherwise, except as to the specific instance, or to operate to permit similar acts of omission.

     8.6 No Waiver. No waiver by Landlord shall be valid unless in writing and signed by Landlord, and the failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been waiver of such breach by Landlord unless such waiver be in writing signed by the party to be charged. No consent or waiver, express or implied, by Landlord to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

     8.7 No Accord and Satisfaction. No acceptance by Landlord of a lesser sum than the Annual Rent, additional rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

     8.8 Delivery of Keys. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.

     8.9 Attorneys' Fees. Tenant agrees, as additional rent, to pay all reasonable costs, counsel and other fees incurred by Landlord in connection with the successful enforcement by Landlord of any obligations of Tenant under this Lease.

                                   ARTICLE IX

                     MORTGAGEES' AND GROUND LESSORS' RIGHTS

     9.1 Superiority of Lease. Except as provided in Section 9.2 below, this Lease shall be superior to and shall not be subordinated to any future mortgage, lien or other encumbrance on the Premises. Upon entry and taking possession of the Premises for the purpose of foreclosure the holder thereof shall have all the rights of Landlord. No such holder shall be liable, either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Premises for the purpose of foreclosure. Upon entry for the purpose of foreclosure, such holder shall be liable to perform all of the obligations of Landlord accruing from and after such entry, but not before, provided that a discontinuance of any foreclosure proceeding shall operate as a transfer of all such liability to the owner of the equity of the Premises.

     9.2 Subordination. Tenant shall, at the request of Landlord, subordinate this Lease and all rights and options granted hereunder to any mortgage, lien or other encumbrance now or hereafter on the Premises, so that the lien thereof shall be superior to all rights hereby or hereafter vested in Tenant, provided that the holder thereof enters into an agreement with Tenant by the terms of which the holder will agree to recognize the rights of Tenant under this Lease and to accept Tenant as tenant of the Premises under the terms and conditions of this Lease in the event of acquisition of title by such holder through foreclosure proceedings or otherwise and Tenant will agree to recognize such holder as Landlord in such event, which agreement shall be made to expressly bind and inure to the benefit of the successors and assigns of Tenant and of the holder and upon anyone purchasing said Premises at any foreclosure sale and upon the further condition that any such mortgagee agrees in its recognition agreement to make insurance proceeds available to Tenant provided that Tenant shall be obligated to use such proceeds solely to repair and restore the Building and provided further that Tenant agrees to commence repair and restoration as soon as practical after the event of casualty and to diligently pursue said repair and restoration until completion.

     9.3 Limitation on Tenant's Rights. Notwithstanding Sections 9.1 or 9.2 above, unless the holder of such a mortgage, lien or other encumbrance of the Premises otherwise agrees in writing, no such holder shall be obligated to recognize or accept any of Tenant's rights under Section 2.4 of this Lease. Further, any such holder whose mortgage, or other encumbrance is superior to this Lease pursuant to the terms of Section 9.1 may elect to subordinate only those rights of Tenant under this Lease to purchase all or any portion of the Premises, including, without limitation, the rights of Tenant under Sections 2.4 of this Lease, to such mortgage, or other encumbrance.

     9.4 Exercise of Mortgagee's Remedies. Notwithstanding any other provision of this Lease, in no event shall Tenant's rights under Section 2.4 apply to any exercise of remedies by any mortgagee, or holder of a similar interest in the Premises, including, without limitation, any foreclosure sale or any conveyance by deed in lieu of foreclosure.

     9.5 Further Assurances. Tenant agrees, upon Landlord's request, promptly (but in any event within fifteen (15) days after Landlord's request) to execute and deliver such documents and instruments as Landlord may reasonably request to carry out the agreements contained in this Article IX.

     9.6 No Prepaid Rent. No Annual Fixed Rent, additional rent, or any other charge payable to Landlord shall be paid more than thirty (30) days prior to-the due date thereof under the terms of this Lease, and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee) be a nullity as against such mortgagee, and Tenant shall be liable for the amount of such payments to such mortgagee.

                                    ARTICLE X

                                  MISCELLANEOUS

     10.1 Estoppel Certificates. Tenant shall, from time to time, within fifteen
(15) days after a written request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying to Landlord or an independent third party designated by Landlord that this Lease is unmodified and in full force and effect (or, if there have been any modifications, that the same is in full force and effect as modified and stating the modifications); that Tenant has no knowledge of any defenses, offsets or counterclaims against its obligations to pay the Annual Fixed Rent and additional rent and to perform its other covenants under this Lease (or if there are any defenses, offsets, or counterclaims, setting them forth in reasonable detail); that there are no known uncured defaults of Landlord or Tenant under this Lease (or if there are known uncured defaults, setting them forth in reasonable detail); the dates to which the Annual Fixed Rent, additional rent and other charges payable hereunder have been paid; and such other matters as Landlord may reasonably request. On the Commencement Date, Tenant shall, at the request of Landlord, promptly execute, acknowledge and deliver to Landlord a statement in writing that the Commencement Date has occurred, stating the date that the Annual Fixed Rent will begin to accrue, and that Tenant has taken occupancy of the Premises. Any such statement delivered pursuant to this Section may be relied upon by any mortgagee or purchaser of the Premises and shall be binding on Tenant.

     10.2 No Recordation. Tenant agrees not to record this Lease, but both parties shall execute and deliver a memorandum of this Lease in form appropriate for recording, an instrument in such form acknowledging the Commencement Date of the Term, and if this Lease is terminated before the Term expires, an instrument in such form acknowledging the date of termination.

     10.3 Notices. Whenever any notice, approval, consent, request, election, offer or acceptance is given or made pursuant to this Lease, it shall be in writing. Communications and payments shall be addressed, if to Landlord, at Landlord's Original Address or at such other address as may have been specified by prior notice to Tenant; and if to Tenant, at Tenant's Original Address or at such other address as may have been specified by prior notice to Landlord. Any communication so addressed shall be deemed duly served on the earlier of (i) the date received, or (ii) the date of delivery, refusal or non-delivery indicated on the return receipt, if deposited in a United States Postal Service Depository, postage prepaid, sent by registered or certified mail, return receipt requested or if sent by a recognized overnight delivery service providing for a receipt. If Landlord by notice to Tenant at any time designates some other person to receive payments or notices, all payments or notices thereafter by Tenant shall be paid or given to the agent designated until notice to the contrary is received by Tenant from Landlord.

     10.4 Successors and Assigns. Subject to Section 6.5 regarding Tenant's right to assign and sublet, this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the original Landlord named herein and each successive landlord shall be liable only for obligations accruing during the period of its ownership.

     10.5 Limitation of Liability. The obligations of Landlord shall be binding upon the assets of Landlord consisting of an equity ownership interest in the Land and Building, but not upon any other assets of Landlord, and neither Tenant, nor anyone claiming by, under or through Tenant, shall be entitled to obtain any judgment creating personal liability on the part of Landlord or enforcing any obligations of Landlord against any assets of Landlord other than an equity ownership in the Premises.

     10.6 Covenants and Conditions. All provisions, whether covenants or conditions, on the part of Tenant to be performed under this Lease shall be deemed to. be both covenants and conditions.

     10.7 Severability. If any term of this Lease, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     10.8 Quiet Enjoyment. So long as Tenant pays the Annual Fixed Rent and additional rent and other charges provided for under this Lease, performs all other covenants of this Lease to be performed by Tenant and observes all conditions of this Lease to be observed by Tenant, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the Term in accordance with the terms of this Lease against all those claiming by, under or through Landlord.

     10.9 Entire Agreement. This Lease contains all of the agreements of the parties with respect to the subject matter hereof and supersedes all prior dealings between them with respect to such subject matter, including, without limitation, any letters of intent.

     10.10 Brokers. Tenant represents and warrants that it has had no dealings with any broker or agent other than Joseph Flaherty of Meredith & Grew and Robert Richards of Fallon, Hines & O'Connor (collectively, the "Brokers") in connection with this Lease and shall indemnify and hold harmless Landlord from any claims for any brokerage commission as a result of the failure of this warranty. Landlord. represents and warrants that it has had no dealings with any broker or agent other than the Brokers in connection with this Lease and shall indemnify and hold harmless Tenant from any claims for any brokerage commission as a result of the failure of this warranty. Tenant acknowledges that the fees of Robert Richards of Fallon, Hines & O'Connor are its exclusive obligation and agrees to indemnity and hold Landlord harmless from any claims for brokerage commission from said broker. Landlord acknowledges that the fees of Joseph Flaherty of Meredith & Grew are its exclusive obligation and agrees to indemnify and hold Tenant harmless from any claims for a brokerage commission from said broker.

     10.11 Applicable Law and Construction. This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant. The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease.

     10.12 Time of Essence. Time is of the essence of each provision of this Lease.

     10.13 Authorization. If either party is a corporation, that party shall deliver to the other party on execution of this Lease a certified copy of a resolution of its Board of Directors authorizing the execution of this Lease and naming the officers that are authorized to execute this Lease on behalf of the corporation.

     10.14 Security Deposit. Landlord acknowledges receipt of a security deposit in the amount of _________ as additional security for the full and faithful performance of Tenant's obligations under this Lease, which security deposit was tendered by Tenant in connection with its original Sublease of the second floor on March 1, 1989. Landlord shall pay to Tenant, within ten (10) days after the execution and delivery of this Lease by all of the parties hereto, interest accrued on such security deposit in accordance with the terms of the sublease described above. Such security deposit may be retained by Landlord during the Term of the Lease and any extensions thereof and may (among Landlord's other remedies allowed under this Lease and applicable law or equity) be applied by Landlord toward payment of any damages which result in the event Tenant fails to perform any of its obligations under this Lease. Provided Tenant is not in default under the Lease, upon expiration of the Term or in the event the Term is extended pursuant to Section 2.3 at the expiration of the Extended Term, Landlord shall pay to Tenant an amount of interest on the security deposit equivalent to the rate on the United States Treasury Note (as such rate is reported in the Wall Street Journal) and invest in such Treasury Note in an amount equal to the security deposit commencing five (5) business days after the Commencement Date and maturing upon the expiration of the Term for the initial term of this Lease (or, if no such rate is reported for such period or amount, for the period an amount nearest thereto). Such rate shall be readjusted in the event Tenant exercises its option to extend pursuant to Section 2.3.

                                        TENANT:

                                        Transkaryotic Therapies, Inc.


                                        By: /s/ K. Michael Forrest
                                            ------------------------------------
                                        Name: K. Michael Forrest
                                        Title: President and CEO

     EXECUTED as a sealed instrument on the day and year first above written.

                                        LANDLORD:


                                        /s/ Benjamin L. Wilson
                                        ----------------------------------------
                                        Benjamin L. Wilson, Jr.,
                                        individually


                                        Trust Under the Will of
                                        Edward S. Stimpson


                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        Trust Under the Will of
                                        Harry F. Stimpson


                                        ----------------------------------------
                                        Harry F. Stimpson, III,
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Harry F. Stimpson, Jr.,
                                        individually


                                        TENANT:

                                        Transkaryotic Therapies, Inc.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

     EXECUTED as a sealed instrument on the day and year first above written.

                                        LANDLORD:


                                        ----------------------------------------
                                        Benjamin L. Wilson, Jr., individually


                                        Trust Under the Will of
                                        Edward S. Stimpson


                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        /s/ Edward J. Stimpson
                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        Trust Under the Will of
                                        Harry F. Stimpson


                                        ----------------------------------------
                                        Harry F. Stimpson, III,
                                        Trustee as aforesaid and
                                        not individually


                                        --------------------------------------
                                        Harry F. Stimpson, Jr.,
                                        individually


                                        TENANT:

                                        Transkaryotic Therapies, Inc.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

     EXECUTED as a sealed instrument on the day and year first above written.

                                        LANDLORD:


                                        ----------------------------------------
                                        Benjamin L. Wilson, Jr., individually


                                        Trust Under the Will of
                                        Edward S. Stimpson


                                        /s/ Harry F. Stimpson
                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        Trust Under the Will of
                                        Harry F. Stimpson


                                        /s/ Harry F. Stimpson
                                        ----------------------------------------
                                        Harry F. Stimpson, III,
                                        Trustee as aforesaid and
                                        not individually


                                        /s/ Harry F. Stimpson
                                        ----------------------------------------
                                        Harry F. Stimpson, Jr., individually


                                        TENANT:

                                        Transkaryotic Therapies, Inc.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

     EXECUTED as a sealed instrument on the day and year first above written.

                                        LANDLORD:


                                        ----------------------------------------
                                        Benjamin L. Wilson, Jr., individually


                                        Trust Under the Will of
                                        Edward S. Stimpson


                                        /s/ [Illegible]
                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        Trust Under the Will of
                                        Harry F. Stimpson


                                        ----------------------------------------
                                        Harry F. Stimpson, III,
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Harry F. Stimpson, Jr.,
                                        individually


                                        TENANT:

                                        Transkaryotic Therapies, Inc.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

     EXECUTED as a sealed instrument on the day and year first above written.

                                        LANDLORD:


                                        ----------------------------------------
                                        Benjamin L. Wilson, Jr., individually


                                        Trust Under the Will of
                                        Edward S. Stimpson


                                        /s/ Margaret W. Stimpson
                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        Trust Under the Will of
                                        Harry F. Stimpson


                                        ----------------------------------------
                                        Harry F. Stimpson, III,
                                        Trustee as aforesaid and
                                        not individually


                                        ----------------------------------------
                                        Harry F. Stimpson, Jr.,
                                        individually


                                        TENANT:

                                        Transkaryotic Therapies, Inc.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

     The land and the building at 195 Albany Street, Cambridge, Massachusetts assessed by the City of Cambridge as Block 68 - Lot 59 with a land area of 24,477 square feet, being the same property shown as parcel "B" on a plan entitled "Plan of Land in Cambridge, Mass.", scale 1"=40', prepared by Robert E. Anderson Inc., dated November 5, 1981 and the land at the corner of Albany and Pacific Street, Cambridge, Massachusetts assessed by the City of Cambridge as Block 68 - Lot 60 with a land area of 30,007 square feet, being the same property shown as parcel "A" on the above mentioned plan, being further described in a Notice of Lease recorded with Middlesex South District Registry of Deeds in Book 14841, Page 555, as follows:

     A parcel of land in Cambridge, Massachusetts, with the building thereon known as 195 Albany Street, containing about 24,519 square feet of land and shown as Lot B on "Plan of Land in Cambridge, Mass. surveyed for Stimpson Investment Corp." dated October 22, 1947, by W.A. Mason & Son Co., Surveyors, recorded with Middlesex South District Deeds as Plan No. 1566 of 1947 at the end of Book 7206, bounded and described as follows:

SOUTHERLY       on said Albany Street, One Hundred Nine and 4/100 (109.04) feet;

SOUTHWESTERLY   on land formerly of said Stimpson Investment Corp. shown as Lot
                A on said plan, by a line running through the middle of the common way forth-five (45) feet wide shown on said plan, Two
                Hundred Thirty and 69/100 (230.69) feet;

NORTHWESTERLY   on Purrington Street by the Southeasterly side-line thereof, One
                Hundred Nineteen and 73/100 (119.73) feet;

NORTHEASTERLY   on land formerly of said Stimpson Investment Corp. shown as Lot
                C on said plan, by a line running through the middle of a twelve inch brick wall, which shall be and remain a common party wall,
                One Hundred Fifteen and 70/100 (115.70) feet;

SOUTHEASTERLY   on the same, Seven and 2/100 (7.02) feet; and

NORTHEASTERLY   on the same, by a line running through the middle of the common area shown on said plan, One Hundred Five and 64/100 (105.64)
                feet

The fee in Purrington Street is specifically excluded.

     Together with rights and easements as reserved in deed from Harry S. Stimpson, III Trustee under the Will of Harry S. Stimpson to Massachusetts Institute of Technology dated July 31, 1992 and recorded at Book 22453, Page 425.

     Together with rights and easements as set forth in a deed from Edward S. Stimpson et al, dated October 4, 1948 and recorded at Book 7370, Page 304.

                                    EXHIBIT B

                                  ENCUMBRANCES

1. Mortgage and Security Agreement from Benjamin L. Wilson Jr.; Harry F. Stimpson Jr.; Edward S. Stimpson III, Margaret W. Stimpson, Harry F. Stimpson Jr., and Nicholas U. Sommerfeld trustees of the Edward S. Stimpson Trust under declaration of trust dated January 24, 1985 and recorded with the Middlesex County Registry of Deeds in Book 18515, Page 407; and Harry
     F. Stimpson III trustee under the will of Harry F. Stimpson to BayBank Boston, N.A. dated December ___, 1993 and recorded with said registry in Book ____, Page _____.

2. Collateral Assignment of Leases and Rents from Benjamin L. Wilson Jr.; Harry F. Stimpson Jr.; Edward S. Stimpson III, Margaret W. Stimpson, Harry
     F. Stimpson Jr., and Nicholas U. Sommerfeld trustees of the Edward S. Stimpson Trust under declaration of trust dated January 24, 1985 and recorded with the Middlesex County Registry of Deeds in Book 18515, Page 407; and Harry F. Sampson III trustee under the will of Harry F. Sampson to BayBank Boston, N.A. dated December 1993 and recorded with said registry in Book ____, Page ____.

3. Deed of Rights in Purrington Street subject to reservation of rights from Landlord to Massachusetts Institute of Technology recorded at Book 22453, Page 423 and as shown on plan entitled "Plan of Land, owned by Massachusetts Institute of Technology dated March 18, 1992 prepared by Cullinan Engineering Co., Inc." and recorded at Book 22453, Page 418.

4. Rights of others in common way as shown on plan entitled Plan of Land in Cambridge, Mass., surveyed for Sampson Investment Corp., dated October 22, 1947 and recorded at Book 7206 END

5. Rights and Easements set forth in a Deed recorded at Book-7370, Page 304 as disclosed on plan entitled Plan of Land in Cambridge, Mass., surveyed for Sampson Investment Corp., dated October 22, 1947 and recorded at Book 7206 END

6. Taxes subsequent to the Commencement Date are a lien but are not yet due and payable.

7.   Rights of others in and to Purrington Street.

8. Terms and provisions of an agreement between Sampson Terminal Company and Stimpson Investment Corporation dated October 1, 1948, recorded with said Deeds in Book 7344, Page 581.

9.   Common law party wall right.

                                    EXHIBIT C

            Equipment and Other Items to Remain in Former BASF Space

     All fixtures and equipment existing physically attached to the First Floor or Lower Level of the Premises (collectively, the "BASF Space") on October 14, 1993 when the BASF space was viewed by the Tenant and representatives of the Landlord, all as more particularly described on Schedule 1 hereto, which items where situated, as of October 14, 1993, in the BASF Space in the various locations identified on the floor plans included in Schedule 1.

     To the extent that the BASF Space is not substantially equipped as described above on the Commencement Date, the Tenant and the Landlord agree that if the Landlord does not replace missing equipment with substantially similar equipment, there will be an equitable adjustment in the Annual Fixed Rent allocable to the BASF Space based on the fair market value of replacing any missing fixtures or equipment.

                               [INSERT EXHIBIT C]

                                    EXHIBIT D

NAMED INSURED:         "Landlord" and Transkaryotic Therapies, Inc. (any
                       mortgagee of which tenant is given notice shall be listed
                       as mortgagee and loss payee)

PROPERTY ADDRESS:      195 Albany Street
                       Cambridge, MA 02139

COVERAGE:              Real Property

LIMIT OF INSURANCE:    $5,000,000

COVERAGE TO INCLUDE:   -    Agreed. Amount

                       -    Guaranteed Replacement Cost

                       -    Contingent Liability from Operating of Building Laws

                       -    Demolition

                       -    Debris Removal

                       -    Increased Cost of Insurance

                       -    30 Day Cancellation

FIRST AMENDMENT                                                   April 13, 1998

     The lease dated November 28, 1993 between Benjamin L. Wilson, Jr.; Margaret
W. Stimpson, Edward S. Stimpson, III, Harry F. Stimpson, III, and Nicholas U. Sommerfeld, trustees under the will of Edward S. Stimpson; Harry F. Stimpson, III, trustee under the will of Harry F. Stimpson; and Harry F. Stimpson, Jr.; as tenants in common (collectively, the "Landlord"), and TRANSKARYOTIC THERAPIES, INC., a Delaware corporation ("Tenant") is hereby amended as follows.

1.   Paragraph 1.1

     The annual fixed rent period January 1, 1999 through December 31, 2003 shall be [Illegible] which reflects the sum of [Illegible] psf of premises located on the 2nd floor of the building and [Illegible] of the premises located on the first floor and lower level of the building.

2.   All other terms and conditions of said lease remain unchanged.

                                        LANDLORD:


                                        ----------------------------------------
                                        Benjamin L. Wilson, Jr.,
                                        individually


                                        Trust Under the Will of
                                        Edward S. Stimpson


                                        /s/ Wallace J. Stimpson
                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        /s/ Edward S. Stimpson
                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        /s/ John Stimpson
                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually

April 13, 1998
Page 2


                                        Trust Under the Will of
                                        Harry F. Stimpson


                                        /s/ [Illegible]
                                        ----------------------------------------
                                        Trustee as aforesaid and
                                        not individually


                                        /s/ Harry F. Stimpson, Jr.
                                        ----------------------------------------
                                        Harry F. Stimpson, Jr.
                                        individually


                                        TENANT:

                                        Transkaryotic Therapies, Inc.


                                        By: /s/ Andrea T. Jeffrey
                                            ------------------------------------
                                        Name: Andrea T. Jeffrey
                                        Title: Senior Director of Operations

                            SECOND AMENDMENT TO LEASE

     This Second Amendment to Lease (this "Amendment") is dated as of December 23, 2002, by and between Benjamin L. Wilson Jr., individually; Harry F. Stimpson Jr., individually; John W. Sampson, Wallace I. Stimpson, and Anne G. Sampson, each individually, as successors in interest to the Edward S. Stimpson Trust; and John W. Sampson and J. Louis Newell, as trustees under the will of Harry F. Sampson ("Landlord"), with an address c/o Meredith & Grew, 160 Federal Street, Boston, Massachusetts 02110, and Transkaryotic Therapies, Inc., a Delaware corporation ("Tenant"), with an address of 195 Albany Street, Cambridge, Massachusetts 02142.

                                    RECITALS

     A. Reference is made to that certain Lease by and between Landlord and Tenant dated November 28, 1993, as amended by that certain First Amendment to Lease dated April 13, 1998 (as so amended, the "Original Lease"), pursuant to which Tenant leased the 48,000 square feet of space (the "Premises") in the building located at and commonly known as 195 Albany Street, Cambridge, Massachusetts (the "Building"), as more fully set forth in the Original Lease.

     B. Landlord and Tenant desire to amend the Original Lease to (i) extend the Term thereof and (ii) amend the Fixed Rent due for the extended Term.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. Recitals; Capitalized Terms. All of the foregoing recitals are true and correct. All capitalized terms not otherwise modified or defined herein shall have the respective same meanings ascribed to them in the Lease. The term "Lease" is hereby amended to mean and refer to the Original Lease as amended by this Amendment.

     2. Extension of Term. The Term of the Lease is hereby extended for an additional period of five (5) years, commencing on January 1, 2004 and expiring on December 31, 2008. Tenant shall have no further option to extend the Term of this Lease. Without limiting the generality of the foregoing, upon the extension of the Term as described above in this paragraph, Section 2.3 of the Original Lease shall be deemed to be deleted and of no further force or effect. Landlord and Tenant acknowledge that Tenant is currently in possession and occupancy of the Premises. Tenant hereby accepts the Premises, as-is, in the condition existing as of the date of this Amendment, and Landlord shall have no obligation to perform any work to prepare the Premises for Tenant's occupancy for the extended Term.

     3. Annual Fixed Rent: From the date of this Amendment through December 31, 2003, the Annual Fixed Rent shall be as set forth in the First Amendment to Lease. From January 1, 2004 through December 31, 2008, the Annual Fixed Rent shall equal [Illegible] per year, payable in monthly installments of [Illegible].

     4. Rights of Negotiation. Tenant acknowledges and confirms that its Right to Negotiate under Section 2.4 of the Original Lease remains subject and subordinate to the existing rights of MIT. Tenant further acknowledges and confirms that its right to negotiate to lease additional space in the Adjacent Building under Section 2.5 of the Original Lease remains subject and subordinate to the existing rights of MIT.

     5. Brokerage. Landlord and Tenant each represent and warrant to the other that neither of them has employed or dealt with any broker, agent or finder in carrying on the negotiations relating to this Amendment to the Lease other than Meredith & Grew/Oncor Incorporated (the "Broker"). Tenant shall indemnify and hold Landlord harmless from and against any claim or claims for brokerage or other commissions asserted by any broker, agent or finder engaged by Tenant or with whom Tenant has dealt, other than the Broker. Landlord shall indemnify and hold Tenant harmless from and against any claim or claims for brokerage or other commissions asserted by the Broker engaged by Landlord.

     6. Miscellaneous. Tenant hereby acknowledges that (i) Landlord has no undischarged obligations under the Lease to perform any work or improvements to the Premises, or, to Tenant's actual knowledge, otherwise; (ii) there are no offsets or defenses that Tenant has against the full enforcement of the Lease by Landlord; (iii) neither Landlord nor Tenant is in any respect in default under the Lease; and (iv) Tenant has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises.

     7. Ratification. Except as expressly modified by this Amendment, the Original Lease shall remain in full force and effect, and as further modified by this Amendment, is expressly ratified and confirmed by the parties hereto.

     8. Governing Law; Interpretation and Partial Invalidity. This Amendment shall be governed and construed in accordance with the Laws of the Commonwealth of Massachusetts, without reference to principles of conflicts of laws. If any term of this Amendment, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Amendment, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Amendment shall be valid and enforceable to the fullest extent permitted by law. The titles for the paragraphs are for convenience only and not to be considered in construing this Amendment. This Amendment contains all of the agreements of the parties with respect to the subject matter hereof, and supersedes all prior dealings between them with respect to such subject matter. No delay or omission on the part of either party to this Amendment in requiring performance by the other party or exercising any right hereunder shall operate as a waiver of any provision hereof or any rights hereunder, and no waiver, omission or delay in requiring performance or exercising any right hereunder on any one occasion shall be construed as a bar to or waiver of such performance or right on any future occasion.

     9. Successors. This Amendment shall he binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the provisions of the Lease regarding assignment and subletting.

     10. Counterparts and Authority. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document, Tenant warrants that the person or persons executing this

Amendment on its behalf has or have authority to do so and that such execution has fully obligated and bound such party to all terms and provisions of this Amendment.

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned executed this Amendment as of the date and year first written above.

                                        LANDLORD:


                                        ----------------------------------------
                                        BENJAMIN L. WILSON, JR., INDIVIDUALLY


                                        /s/ John W. Stimpson
                                        ----------------------------------------
                                        JOHN W. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        WALLACE I. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        ANNE G. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        HARRY F. STIMPSON, JR., INDIVIDUALLY


                                        /s/ John W. Stimpson, Trustee
                                        ----------------------------------------
                                        JOHN W. STIMSON, ASW TRSUTEE UNDER THE
                                        WILL OF HARRY F. STIMPSON, AND NOT
                                        INDIVIDUALLY


                                        ----------------------------------------
                                        J. LOUIS NEWELL, AS TRUSTEE UNDER THE
                                        WILL OF HARRY F. STIMPSON, AND NOT
                                        INDIVIDUALLY


                                        TENANT:

                                        TRANSKARYOTIC THERAPIES, INC.,
                                        a Delaware Corporation


                                        By: /s/ [Illegible]
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                               CONSENT TO SUBLEASE

     THIS CONSENT TO SUBLEASE (this "Consent") dated as of July 23, 2004, is made with reference to that certain sublease (the "Sublease") dated July 23, 2004, by and between Transkaryotic Therapies, Inc. ("Tenant") and Altus Pharmaceuticals, Inc. ("Sublessee"), and is entered into between the foregoing parties and Benjamin L. Wilson Jr., individually; Harry F. Stimpson Jr., individually; John W. Stimpson, Wallace I. Stimpson, and Anne G. Stimpson, each individually, as successors in interest to the Edward S. Stimpson Trust; and John W. Stimpson and J. Louis Newell, as trustees under the will of Harry F. Stimpson (collectively, "Landlord"), having an address c/o Meredith & Grew, 160 Federal Street, Boston, MA 02110 with reference to the following facts:

     A. Landlord and Tenant are the parties to that certain Lease dated November 28, 1993, as amended by that certain First Amendment to Lease dated April 13, 1998 and that certain Second Amendment to Lease, dated December 23, 2002 (as so amended, the "Master Lease"), pursuant to which Tenant leased 48,000 square feet of space (the "Premises") in the building located at and commonly known as 195 Albany Street, Cambridge, Massachusetts (the "Building"), as more fully set forth in the Master Lease.

     B. Tenant is not currently in occupancy of any portion of the Premises.

     C. Tenant and Sublessee wish to enter into the Sublease respecting approximately 16,000 rentable square feet on the first floor of the Building as more particularly described in the Sublease ("Sublease Premises") for a term which will expire on December 31, 2008.

     D. The Master Lease provides that Tenant may not enter into any sublease without Landlord's prior written approval.

     E. Tenant and Sublessee have presented the fully-executed Sublease to Landlord for Landlord's approval, a copy of which is attached hereto and made a part hereof as Exhibit A, and Landlord hereby approves such Sublease, subject to all of the terms and conditions hereinafter appearing.

     NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

     1. Neither the Master Lease, the Sublease nor this Consent shall be deemed to grant Sublessee any rights whatsoever against Landlord. Sublessee hereby acknowledges and agrees that its sole remedy for any alleged or actual breach of its rights in connection with the Sublease Premises shall be solely against Sublandlord.

     2. This Consent shall not release Tenant from any existing or future duty, obligation or liability to Landlord pursuant to the Master Lease, nor shall this Consent change, modify or amend the Master Lease in any manner. This Consent shall not be deemed Landlord's consent to any further subleases.

     3.

          (a) In the event of Master Lease Termination (as hereinafter defined) prior to the termination of the Sublease, and on condition that (i) Sublessee is not then in default beyond any applicable notice and cure period under the Sublease, (ii) Sublessee is then in occupancy of the entire Sublease Premises, and (iii) Sublessee cures any then outstanding obligations of Tenant under the Master Lease (any of which conditions may be waived by Landlord in its sole discretion), Sublessee, at its option (which shall be in accordance with the provisions of this Section 3(a)), shall attorn to Landlord and recognize Landlord as Sublessee's landlord, and Landlord shall accept Sublessee as its tenant, upon all of the executory terms and conditions of the Master Lease, including without limitation the rental and all other payment and performance obligations stated therein, and for the then remaining term of the Master Lease (the "Master Lease Attornment"). Landlord shall promptly notify Sublessee of any Master Lease Termination (the "Termination Notice"), and the Termination Notice shall identify all outstanding obligations of Tenant under the Master Lease which Landlord requests Sublessee to cure (the "Outstanding Defaults"). Sublessee shall notify Landlord within ten
(10) days of receipt of the Termination Notice if Sublessee shall (i) elect to accept the Master Lease Attornment as provided above and (ii) cure the Outstanding Defaults.

          (b) If Sublessee either (i) notifies Landlord it will not accept the Master Lease Attornment, or (ii) fails to respond to the Termination Notice within the period specified above, then Landlord may elect to require that Sublessee attorn to Landlord and to recognize Landlord as Sublessee's landlord under the Sublease, upon the terms and conditions and at the rental rate specified in the Sublease, and for the then remaining term of the Sublease (the "Sublease Attornment"). Landlord shall elect such Sublease Attornment by written notice to Sublessee given within ten (10) days after (A) receipt of Tenant's notice that it will not accept the Master Lease Attornment, or (B) the expiration of the ten (10) day period under clause (a) above upon Sublessee's failure to so respond. If Landlord either (i) notifies Sublessee it will not require the Sublease Attornment, or (ii) fails to respond to the notice from Sublessee within the ten (10) day period specified above, then Sublessee shall vacate the Premises within thirty (30) days after (A) receipt of Landlord's notice that it will not require the Sublease Attornment, or (B) the expiration of the ten (10) day period under this clause (b) if Landlord shall fail to deliver such notice within such period.

          (c) Sublessee agrees to execute and deliver at any time and from time to time, upon request of Landlord, any instruments which may be necessary or appropriate to evidence either the Master Lease Attornment or Sublease Attornment, as applicable (as applicable, the "Attornment"), provided the same are in form and substance reasonably acceptable to Sublessee. In the event of such Attornment, Landlord shall not (i) be liable to Sublessee for any act, omission or breach of the Master Lease or Sublease by Tenant, (ii) be subject to any offsets or defenses which Sublessee might have against Tenant, (iii) be bound by any rent or additional rent which Sublessee might have paid more than one month in advance to Tenant, or (iv) be bound to honor any rights of Sublessee in any security deposit made with Tenant except to the extent Tenant has turned over such security deposit to Landlord. Tenant shall immediately pay or transfer to Landlord any security deposit required under the terms of the Sublease. Sublessee hereby agrees that Tenant's option to elect the Master Lease Attornment in the event of Master Lease Termination shall be subject to and conditioned upon Sublessee paying to Landlord any amount of the security deposit under the Master Lease that is not then held by Landlord provided Sublessee is notified as such as an Outstanding Default in the Termination Notice, but Sublessee shall be credited against such amount for any portion of the security deposit paid under the Sublease and delivered by Tenant to the Landlord.

          (d) "Master Lease Termination" means any termination, cancellation, foreclosure or other event, which by voluntary or involuntary act or by operation of law, causes the Master Lease to be terminated, canceled, foreclosed against, or otherwise come to an end, including but not limited to (1) a default by Tenant under the Master Lease of any of the terms or provisions thereof; (2) the rejection of the Master Lease in bankruptcy by Tenant; or (3) the termination of Tenant's leasehold estate by dispossession proceeding or otherwise.

          (e) In the event of Attornment hereunder, Landlord's liability shall be limited to matters arising from and after such Attornment, and in the event that Landlord (or any successor owner) shall convey or dispose of the Building to another party, such party shall thereupon be and become landlord hereunder and shall be deemed to have fully assumed and be liable for all obligations of this Consent or the Sublease or Master Lease, as applicable, to be performed by Landlord which first arise after the date of conveyance, including the return of any security deposit, and Tenant shall attorn to such other party, and Landlord (or such successor owner) shall, from and after the date of conveyance, be free of all liabilities and obligations hereunder not then incurred. The liability of Landlord to Sublessee for any default by Landlord under this Consent or the Sublease or Master Lease, as applicable, after such attornment, or arising in connection with Landlord's operation, management, leasing, repair, renovation, alteration, or any other matter relating to the Building or the Sublease Premises, shall be limited to the interest of the Landlord in the Building (and proceeds thereof). Under no circumstances shall any present or future trustee, beneficiary, or general partner of Landlord (if Landlord is a partnership) have any liability for the performance of Landlord's obligations under this Consent or the Sublease.

     4. In addition to Landlord's, rights under Section 3 hereof, in the event Tenant is in default under any of the terms and provisions of the Master Lease, Landlord may elect to receive directly from Sublessee all sums due or payable to Tenant by Sublessee pursuant to the Sublease, and upon receipt of Landlord's notice, Sublessee shall thereafter pay to Landlord any and all sums becoming due or payable under the Sublease and Tenant shall receive from Landlord a corresponding credit for such sums against any payments then due or thereafter becoming due from Tenant. Tenant hereby acknowledges and agrees that Sublessee shall be entitled to rely upon such notice from Landlord and any payment by Sublessee to Landlord pursuant to such notice shall satisfy Sublessee's obligations under the Sublease. Neither the service of such written notice nor the receipt of such direct payments shall cause Landlord to assume any of Tenant's duties, obligations and/or liabilities under the Sublease, nor shall such event impose upon Landlord the duty or obligation to honor the Sublease.

     5.

          (a) Sublandlord and Sublessee acknowledge and agree that Landlord shall have no obligations whatsoever, whether under the Master Lease or this Consent, to perform any work to prepare the Sublease Premises for Sublessee's occupancy, nor shall Landlord have any obligations with respect to the condition of the Premises during the term of the Sublease except as required under the Master Lease. In no event shall Landlord have any obligation to perform any alterations, repairs or improvements of any nature arising as a result of any work or thing done or performed by Sublessee in, on, under or to the Premises or the Property, including, without limitation, any obligation that Landlord may otherwise be required to perform under the Master Lease.

          (b) Except as otherwise expressly provided herein, this Consent shall not be deemed Landlord's consent to any improvements or alterations that Sublessee may propose to perform in or to the Premises, either prior to its initial occupancy or thereafter during the term of the Sublease, and

Sublessee acknowledges and agrees that any alterations or modifications to the Property that may be necessary for any reason in connection with Sublessee's improvements or alterations, whether structural or non-structural, and no matter where located on the Property, shall be performed by Sublessee at Sublessee's sole cost and expense, subject to Landlord's prior consent, such consent not to be unreasonably withheld or delayed for nonstructural improvements or nonstructural alterations, so long as the same do not, in Landlord's reasonable judgment, diminish the value of the Premises or require unusual expense to readapt the existing office areas to normal office use and/or to readapt the existing laboratory areas to normal laboratory use, and Landlord shall have no obligations to perform any such alterations or modifications, notwithstanding anything to the contrary contained in the Master Lease.

          (c) Without limiting the generality of the foregoing, Landlord hereby approves the Subtenant's Work (as defined in the Sublease) as and to the extent such Subtenant's Work is set forth and described in Exhibit B to the Sublease. To the extent that any portion of Subtenant's Work is not adequately set forth in the general scope of work and floor plan layout attached as Exhibit B to the Sublease, or to the extent more detail is later provided or any changes or modifications to such Exhibit B are proposed, such detail, and changes shall require Landlord's prior consent as and to the extent set forth in this Consent and the Master Lease. Subtenant's Work shall be performed subject to and in accordance with all of the terms and conditions of the Master Lease, including, without limitation, the provisions of Sections 4.3 and 4.4. Without limiting anything contained in the Lease, Sublessee agrees that it will not remove any Subtenant's Work and will surrender such Subtenant's Work to Landlord upon the expiration or earlier termination of the Sublease.

     6. Landlord, shall endeavor to provide Sublessee with a concurrent copy of any notice of default to Tenant under the Master Lease, and to the extent that such default is capable of cure by Sublessee, Sublessee shall have the right, but not the obligation, to cure such default on behalf of Tenant. Tenant hereby acknowledges such right of Sublessee to perform such obligations of Tenant and agrees that Landlord may accept such cure in respect of such default of Tenant.

     7. Without limiting anything contained in the Master Lease as incorporated into the Sublease, regarding Sublessee's obligations upon surrender of the Sublease Premises, to the extent applicable to Sublessee's use of the Premises, Sublessee agrees with Landlord and Tenant that it shall complete (i) the Radioactive Material Decontamination in accordance with Exhibit B-l, (ii) the Hazardous Chemicals removal in accordance with Exhibit B-2; and (iii) the Hazardous Biologicals removal in accordance with Exhibit B-3. Landlord and Sublandlord acknowledge and agree that Sublessee does not currently plan to use radioactive materials within the Sublease Premises and until such time as Sublessee utilizes such materials in all or any portion of the Sublease Premises, the requirements of subsection (i) shall be inapplicable to Sublessee. To the extent applicable, Sublessee shall perform the foregoing obligations at Sublessee's sole cost and expense, and in compliance with all federal state and local laws, rules, regulations and ordinances, any decommissioning or decontamination requirements imposed by any licenses or permits maintained by Sublessee in connection with the conduct of its business in the Sublease Premises, and the terms and conditions of the Master Lease as affected by this Consent. Prior to the expiration or earlier termination, Sublessee shall deliver to Landlord copies of all applicable closure certifications from governmental authorities with jurisdiction over such decommissioning, including, without limitation, Agency Form 120.100-3 from the Radiation Control Program of the Massachusetts Department of Public Health (or equivalent information satisfactory to the Massachusetts Department of Public Health) with respect to any portions of the Sublease Premises that have been contaminated with radioactive materials. If Sublessee shall fail to deliver the Sublease Premises to Landlord in the condition required by this paragraph, such failure shall constitute a holding over by Tenant under the Master Lease.

     8. Sublessee hereby acknowledges that it has read and has knowledge of all of the terms, provisions, rules and regulations of the Master Lease and agrees not to door omit to do anything which would cause Tenant to be in breach of the Master Lease. Any such act or omission shall also constitute a breach of this Consent and shall entitle Landlord to recover any damage, loss, cost or expense which it thereby suffers, from Sublessee, whether or not Landlord proceeds against Tenant.

     9. Landlord acknowledges that Tenant intends to designate certain areas of the Premises in common between the Sublessee and Tenant and any future subtenants of the Premises. Tenant acknowledges that such areas remain the sole obligation of Tenant as a part of the Premises demised under the Master Lease. Notwithstanding the foregoing, Landlord reserves the right, but shall have no obligation, to establish and enforce reasonable rules and regulations from time to time for the safe and proper use of such common areas of the Building. Landlord agrees to use reasonable efforts to insure that any such rules and regulations are uniformly enforced, but Landlord shall not be liable to Tenant or Sublessee for violation of the same by any occupant of the Premises, or persons having business with them. Any additional incremental costs and expenses incurred by Landlord, including, without limitation, any management costs, with respect to the regulation of such common areas and enforcement of such rules and regulations shall be paid by Tenant as additional rent under the Master Lease. In the event that there shall be a conflict between such rules and regulations and the provisions of the Master Lease or this Consent, the provisions of the Lease, as modified by this Consent, shall control.

     10. Sublessee agrees to maintain the same insurance required to be carried by Tenant under the Master Lease, naming the Landlord as an additional insured under Sublessee's general liability policies of insurance, and Sublessee further agrees to waive subrogation in favor of Landlord to the same extent required of Tenant under said Master Lease, and Landlord hereby agrees to waive subrogation in favor of Sublessee to the same extent required by Landlord under the Master Lease.

     11. In the event of any litigation between the parties hereto with respect to the subject matter hereof; the unsuccessful party agrees to pay the successful party all costs, expenses and reasonable attorney's fees incurred therein by the successful party, which shall be included as a part of the judgment therein rendered.

     12. This Consent shall be binding upon and inure to the benefit of the parties' respective successors and assigns, subject to all agreements and restrictions contained in the Master Lease, the Sublease and herein with respect to subleasing, assignment, or other transfer. The agreements contained herein constitute the entire understanding between the parties with respect to the subject matter hereof, and supersede all prior agreements, written or oral, inconsistent herewith. No amendment, modification or change therein will be effective unless Landlord shall have given its prior written consent thereto. This Consent may be amended only in writing, signed by all parties hereto. This Consent may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

     13. Notices required or desired to be given hereunder shall be effective either upon personal delivery or three (3) days after deposit in the United States mail, by certified mail, return receipt requested, addressed to the Landlord at the address set forth above, or to Tenant or Sublessee at the address of the Premises or of the. Sublease Premises, respectively. Any party may change its address for notice by giving notice in the manner hereinabove provided.

     14. As a condition to the effectiveness of Landlord's consent to the Sublease, Tenant agrees to pay Landlord concurrently with Tenant's delivery of an executed counterpart hereof, Three Thousand Two Hundred Fifty Dollars ($3,250.00) in reimbursement of Landlord's reasonable attorneys' fees and administrative expenses incurred in connection with this Consent, as additional rent. Landlord's acceptance of such fee shall impose no duty on Landlord to approve to execute the Sublease.

     15. Tenant and Sublessee agree to indemnify and hold Landlord harmless from and against any loss, cost, expense, damage or liability, including reasonable attorneys' fees, incurred as a result of a claim by any third party (i) that it is entitled to a commission, finder's fee or like payment in connection with the Sublease or (ii) relating to or arising out of the Sublease or any related agreements or dealings.

     IN WITNESS WHEREOF, the following parties have executed this Consent to Sublease as of the date first above written.

                                        TENANT:

                                        TRANSKARYOTIC THERAPIES, INC.


                                        By: /s/ Gregory Perry
                                            ------------------------------------
                                        Name: Gregory Perry
                                        Title: VP Finance & CFO


                                        SUBLESSEE:

                                        ALTUS PHARMACEUTICALS, INC.


                                        By: /s/ Jonathan Lieber
                                            ------------------------------------
                                        Name: Jonathan Lieber
                                        Title: VP Finance


                                        LANDLORD:


                                        /s/ Benjamin L. Wilson, Jr.
                                        ----------------------------------------
                                        BENJAMIN L. WILSON, JR., INDIVIDUALLY


                                        /s/ John W. Stimpson
                                        ----------------------------------------
                                        JOHN W. STIMPSON, INDIVIDUALLY


                                        /s/ Wallace I Stimpson
                                        ----------------------------------------
                                        WALLACE I. STIMPSON, INDIVIDUALLY


                                        /s/ Anne G. Stimpson
                                        ----------------------------------------
                                        ANNE G. STIMPSON, INDIVIDUALLY


                                        /s/ Harry F. Stimpson
                                        ----------------------------------------
                                        HARRY F. STIMPSON, JR., INDIVIDUALLY


                                        /s/ John W. Stimpson
                                        ----------------------------------------
                                        JOHN W. STIMPSON, AS TRUSTEE UNDER THE
                                        WILL OF HARRY F. STIMPSON, AND NOT
                                        INDIVIDUALLY


                                        /s/ J. Louis Newell
                                        ----------------------------------------
                                        J. LOUIS NEWELL, AS TRUSTEE UNDER THE
                                        WILL OF HARRY F. STIMPSON, AND NOT
                                        INDIVIDUALLY

                                    EXHIBIT A
                                    SUBLEASE

                                   Exhibit B-1

                      Radioactive Material Decontamination

Sublessee shall submit the required application for removal of the Sublease Premises from Sublessee's license from the Radiation Control Program and undertake the necessary decommissioning activities to be entitled to obtain such removal, including, without limitation:

(a) Prepare documentation for presentation to the Radiation Control Program, Mass. Department of Public Health to obtain certificate of removal of the Sublease Premises from Sublessee's license from the Radiation Control Program;

(b) Report on the activities of Sublessee in removing all radioactive materials from the Sublease Premises, and conduct wipe tests in accordance with the applicable regulations of the Commonwealth of Massachusetts to confirm compliance with item (c) below;

(c) Confirm that no area of the Sublease Premises contains radiation as a result of activities by Sublessee in excess of the applicable regulations of the Commonwealth of Massachusetts and that the closeout of the Sublease Premises complies with regulations of the Commonwealth of Massachusetts; and

Sublessee shall obtain and furnish notice of such removal to Landlord, all as a condition to having fulfilled its obligations under this Exhibit B-1.

                                   Exhibit B-2

                               Hazardous Chemicals

Sublessee will take the following actions:

(a) Arrange for and cause the removal of all waste materials and hazardous substances generated, acquired or otherwise handled by Sublessee during the Term from the Sublease Premises, including without limitation wiping down bench tops, sinks, and other horizontal surfaces with water and appropriate soaps or cleansers.

(b) Retain a qualified environmental contractor to collect waste materials and hazardous substances and to provide Sublessee with a receipt for said materials, and, as appropriate, manifests for shipment and proper disposal.

(c) Provide Landlord with copies of receipts and/or manifests for removal and disposal of such waste materials and hazardous substances removed pursuant to this Exhibit B-2.

                                   Exhibit B-3

                              Hazardous Biologicals

Sublessee will take the following actions:

(a) Remove all biological laboratory material from the Sublease Premises to the extent brought thereon by Sublessee.

(b) Decontaminate each bench top, sink, and any equipment bearing the universal biohazard symbol using a 10% sodium hypochlorite solution or similar disinfectant, and otherwise undertake the necessary steps to fulfill the requirements of the Cambridge Biosafety Committee, Public Health Department, City of Cambridge (the "Biosafety Committee").

(c) Retain a qualified environmental contractor to prepare a Decontamination Report and file same with the Biosafety Committee and provide copies of such Decontamination Report to Landlord and Sublessee.

     IN WITNESS WHEREOF, the following parties have executed this Consent to Sublease. as of the date first above written.

                                        TENANT:

                                        TRANSKARYOTIC THERAPIES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SUBLESSEE:

                                        ALTUS PHARMACEUTICALS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LANDLORD:


                                        ----------------------------------------
                                        BENJAMIN L. WILSON, JR., INDIVIDUALLY


                                        ----------------------------------------
                                        JOHN W. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        WALLACE I. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        ANNE G. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        HARRY F. STIMPSON, JR., INDIVIDUALLY


                                        ----------------------------------------
                                        JOHN W. STIMPSON, AS TRUSTEE UNDER THE
                                        WILL OF HARRY F. STIMPSON, AND NOT
                                        INDIVIDUALLY


                                        ----------------------------------------
                                        J. LOUIS NEWELL, AS TRUSTEE UNDER THE
                                        WILL OF HARRY F. STIMPSON, AND NOT
                                        INDIVIDUALLY

     IN WITNESS WHEREOF, the following parties have executed this Consent to Sublease. as of the date first above written.

                                        TENANT:

                                        TRANSKARYOTIC THERAPIES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SUBLESSEE:

                                        ALTUS PHARMACEUTICALS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LANDLORD:


                                        ----------------------------------------
                                        BENJAMIN L. WILSON, JR., INDIVIDUALLY


                                        ----------------------------------------
                                        JOHN W. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        WALLACE I. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        ANNE G. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        HARRY F. STIMPSON, JR., INDIVIDUALLY


                                        ----------------------------------------
                                        JOHN W. STIMPSON, AS TRUSTEE UNDER THE
                                        WILL OF HARRY F. STIMPSON, AND NOT
                                        INDIVIDUALLY


                                        ----------------------------------------
                                        J. LOUIS NEWELL, AS TRUSTEE UNDER THE
                                        WILL OF HARRY F. STIMPSON, AND NOT
                                        INDIVIDUALLY

     IN WITNESS WHEREOF, the following parties have executed this Consent to Sublease. as of the date first above written.

                                        TENANT:

                                        TRANSKARYOTIC THERAPIES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SUBLESSEE:

                                        ALTUS PHARMACEUTICALS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LANDLORD:


                                        ----------------------------------------
                                        BENJAMIN L. WILSON, JR., INDIVIDUALLY


                                        ----------------------------------------
                                        JOHN W. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        WALLACE I. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        ANNE G. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        HARRY F. STIMPSON, JR., INDIVIDUALLY


                                        ----------------------------------------
                                        JOHN W. STIMPSON, AS TRUSTEE UNDER THE
                                        WILL OF HARRY F. STIMPSON, AND NOT
                                        INDIVIDUALLY


                                        ----------------------------------------
                                        J. LOUIS NEWELL, AS TRUSTEE UNDER THE
                                        WILL OF HARRY F. STIMPSON, AND NOT
                                        INDIVIDUALLY

     IN WITNESS WHEREOF, the following parties have executed this Consent to Sublease. as of the date first above written.

                                        TENANT:

                                        TRANSKARYOTIC THERAPIES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SUBLESSEE:

                                        ALTUS PHARMACEUTICALS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LANDLORD:


                                        ----------------------------------------
                                        BENJAMIN L. WILSON, JR., INDIVIDUALLY


                                        ----------------------------------------
                                        JOHN W. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        WALLACE I. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        ANNE G. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        HARRY F. STIMPSON, JR., INDIVIDUALLY


                                        ----------------------------------------
                                        JOHN W. STIMPSON, AS TRUSTEE UNDER THE
                                        WILL OF HARRY F. STIMPSON, AND NOT
                                        INDIVIDUALLY


                                        ----------------------------------------
                                        J. LOUIS NEWELL, AS TRUSTEE UNDER THE
                                        WILL OF HARRY F. STIMPSON, AND NOT
                                        INDIVIDUALLY

     IN WITNESS WHEREOF, the following parties have executed this Consent to Sublease. as of the date first above written.

                                        TENANT:

                                        TRANSKARYOTIC THERAPIES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SUBLESSEE:

                                        ALTUS PHARMACEUTICALS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LANDLORD:


                                        ----------------------------------------
                                        BENJAMIN L. WILSON, JR., INDIVIDUALLY


                                        ----------------------------------------
                                        JOHN W. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        WALLACE I. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        ANNE G. STIMPSON, INDIVIDUALLY


                                        ----------------------------------------
                                        HARRY F. STIMPSON, JR., INDIVIDUALLY


                                        ----------------------------------------
                                        JOHN W. STIMPSON, AS TRUSTEE UNDER THE
                                        WILL OF HARRY F. STIMPSON, AND NOT
                                        INDIVIDUALLY


                                        ----------------------------------------
                                        J. LOUIS NEWELL, AS TRUSTEE UNDER THE
                                        WILL OF HARRY F. STIMPSON, AND NOT
                                        INDIVIDUALLY